SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Financial Statements and Schedules

December 31, 2021 and 2020

(With Independent Auditors’ Report Thereon)

KPMG LLP Suite 1100 One Jackson Place 188 East Capitol Street Jackson, MS 39201-2127

Independent Auditors’ Report

The Board of Directors
Southern Farm Bureau Life Insurance Company:

Opinions

We have audited the statutory financial statements of Southern Farm Bureau Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and stockholders’ equity as of December 31, 2021 and 2020, and the related statutory statements of earnings, changes in stockholders’ equity, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities and stockholders’ equity of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Mississippi Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Mississippi Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Mississippi Insurance Department.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•                Exercise professional judgment and maintain professional skepticism throughout the audit.

•                Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•                Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•                Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•                Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedules 1-4 is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Mississippi Insurance Department. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

Jackson, Mississippi
April 25, 2022

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2021 and 2020

Admitted Assets	2021	2020
Investments:
Bonds, generally at amortized cost (fair value of $11,052,397,859 in 2021 and $11,278,863,047 in 2020)	$10,391,615,625	10,283,288,144

Stocks:
Preferred stocks, generally at fair value in 2021 (amortized cost of $37,253,801) and generally at cost in 2020 (fair value of $21,517,126)	39,932,818	18,592,287
Common stocks, at fair value (cost of $773,497,206 in 2021 and $560,868,690 in 2020)	1,029,576,811	758,269,730
Total stocks	1,069,509,629	776,862,017
Mortgage loans	1,952,451,100	1,930,907,184

Real estate:
Home office property, at cost, less accumulated depreciation of $34,111,655 in 2021 and $32,748,793 in 2020	14,547,649	15,079,935
Real estate held for investment, at cost	1,088,764	1,088,764
Total real estate	15,636,413	16,168,699
Other invested assets	1,034,085,758	823,681,105
Cash, cash equivalents and short-term investments, at cost, which approximates fair value	81,743,966	189,894,497
Policy loans	574,658,252	574,138,384
Receivable for securities	888,016	1,270,838
Total investments	15,120,588,759	14,596,210,868

Other assets:
Deferred income taxes	58,385,965	59,575,417
Premiums deferred and uncollected	335,369,560	332,487,529
Accrued investment income	128,075,310	116,686,734
Company owned life insurance contracts	68,187,568	65,936,580
Other receivables and other assets	9,266,332	9,610,572
Separate account assets	10,056,956	8,830,018
Total other assets	609,341,691	593,126,850
Total admitted assets	$15,729,930,450	15,189,337,718

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2021 and 2020

Liabilities and Stockholders’ Equity	2021	2020
Aggregate policy reserves:
Life and annuity policies and contracts	$10,697,934,617	10,482,401,474
Accident and health contracts	149,311,995	154,098,975
Supplementary contracts	129,743,685	121,414,948
Total aggregate policy reserves	10,976,990,297	10,757,915,397
Policy and contract claims	52,348,041	52,666,468

Policyholders’ funds:
Premiums received in advance	416,729	224,206
Funds on deposit	23,066,219	21,274,218
Accrued policy dividends	45,641,000	43,100,384
Dividends left on deposit	223,087,528	230,786,074
Total policyholders’ funds	292,211,476	295,384,882
Pension plan administration funds	490,403,448	512,009,129

General liabilities:
Taxes, other than federal income taxes	5,929,875	5,884,233
Federal income taxes payable	4,492,803	127,990
Due to affiliates	1,000,122	1,344,393
Commissions	15,189,301	13,848,203
Notes payable	190,853,892	180,873,653
Pension and postretirement benefits	80,902,841	82,834,288
Accounts payable and other liabilities	76,637,468	78,258,714
Total general liabilities	375,006,302	363,171,474
Asset valuation reserve	458,611,527	337,029,520
Separate account liabilities	10,056,956	8,830,018
Total liabilities	12,655,628,047	12,327,006,888

Stockholders’ equity:
Common stock of $100 par value. Authorized 20,000 shares; issued and outstanding 15,000 shares	1,500,000	1,500,000
Additional paid-in capital	400,000	400,000
Unassigned surplus	3,072,402,403	2,860,430,830
Total stockholders’ equity	3,074,302,403	2,862,330,830
Total liabilities and stockholders’ equity	$15,729,930,450	15,189,337,718

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Earnings

Years ended December 31, 2021 and 2020

	2021	2020
Income:
Premiums and other considerations:
Life premiums	$838,195,139	802,339,523
Annuity premiums and other fund deposits	98,009,884	95,622,872
Accident and health premiums	12,694,161	12,258,873
Supplementary contracts	17,882,471	21,421,969
Investment income, net of expenses of $23,314,118 in 2021 and $21,485,075 in 2020	670,393,225	578,817,763
Separate account fees and other	2,883,668	2,553,773
Total income	1,640,058,548	1,513,014,773

Benefits and reserve changes:
Death benefits	391,642,103	322,252,345
Accident and health benefits	13,112,349	12,055,057
Surrender and other life insurance benefits	298,623,793	304,468,639
Annuity benefits	149,977,304	149,202,590
Net increase in aggregate reserves, certain funds on deposit, and loading on deferred and uncollected premiums	223,214,978	223,632,547
Interest on policy and contract funds	31,953,467	31,422,116
Payments on supplementary contracts	24,636,593	24,041,573
Total benefits and reserve changes	1,133,160,587	1,067,074,867

Other operating expenses:
Commissions	87,745,999	83,385,515
General insurance expenses	179,952,282	176,743,863
Taxes, licenses and fees	29,342,126	27,923,758
Total other operating expenses	297,040,407	288,053,136
Earnings before policyholders’ dividends, federal income taxes and realized investment gains	209,857,554	157,886,770
Policyholders’ dividends	44,424,314	41,781,766
Earnings before federal income taxes and realized investment gains	165,433,240	116,105,004
Federal income taxes	24,500,000	4,970,000
Earnings before realized investment gains (losses)	140,933,240	111,135,004
Realized investment gains (losses)	44,556,401	(32,757,472)
Adjusted for:
Federal income tax (expense) benefit	(15,173,306)	2,389,775
Transfer to interest maintenance reserve	(13,958,190)	(5,600,757)
Net realized investment gains (losses)	15,424,905	(35,968,454)
Net earnings	$156,358,145	75,166,550

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Changes in Stockholders’ Equity

Years ended December 31, 2021 and 2020

		Additional
	Common	paid-in	Unassigned
	stock	capital	surplus
Balance, December 31, 2019	$1,500,000	400,000	2,719,779,957
Net earnings	—	—	75,166,550
Change in unrealized investment gains, net	—	—	100,352,413
Change in asset valuation reserve	—	—	(23,155,818)
Change in net deferred income taxes	—	—	2,771,375
Change in nonadmitted assets	—	—	24,388,621
Change in net actuarial loss on pension and postretirement benefits	—	—	(18,872,268)
Cash dividends to stockholders	—	—	(20,000,000)
Balance, December 31, 2020	1,500,000	400,000	2,860,430,830
Net earnings			156,358,145
Change in unrealized investment gains, net	—	—	155,777,023
Change in asset valuation reserve	—	—	(121,582,007)
Change in net deferred income taxes	—	—	6,194,422
Change in nonadmitted assets	—	—	3,367,748
Change in net actuarial loss on pension and postretirement benefits	—	—	28,556,242
Cash dividends to stockholders	—	—	(16,700,000)
Balance, December 31, 2021	$1,500,000	400,000	3,072,402,403

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2021 and 2020

	2021	2020
Cash from operations:
Premiums, annuity considerations, and other fund deposits	$928,036,059	883,670,998
Other premiums, considerations and deposits collected	17,882,471	21,421,969
Reinsurance reserve adjustments received on reinsurance ceded	3,334,348	3,386,997
Investment income received	676,507,723	594,719,550
Separate account fees and other income received	632,674	404,401
	1,626,393,275	1,503,603,915
Life and accident and health claims paid	(402,758,258)	(319,695,024)
Surrender benefits paid	(296,851,426)	(302,627,926)
Annuity and other benefits paid to policyholders	(180,110,659)	(182,851,945)
	(879,720,343)	(805,174,895)
Commissions, taxes and other expenses paid	(290,050,571)	(282,829,455)
Dividends paid to policyholders	(36,674,158)	(38,316,259)
Federal income taxes paid	(20,135,186)	—
	(346,859,915)	(321,145,714)
Net cash from operations	399,813,017	377,283,306
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,413,019,700	1,435,720,353
Common and preferred stocks	184,807,033	261,468,983
Mortgage loans	207,046,552	158,379,885
Other invested assets	137,999,968	59,696,944
Federal income taxes paid on net capital gains	(15,173,306)	—
Total investment proceeds	1,927,699,947	1,915,266,165
Cost of investments acquired:
Bonds	(1,529,320,056)	(1,676,347,719)
Common and preferred stocks	(387,851,951)	(141,832,445)
Mortgage loans	(228,763,607)	(210,751,663)
Real estate	(1,055,137)	(1,056,769)
Other invested assets	(229,338,170)	(158,113,081)
Total investments acquired	(2,376,328,921)	(2,188,101,677)
Net increase in policy loans	(519,868)	(6,976,618)
Net cash from investments	(449,148,842)	(279,812,130)
Cash from financing and miscellaneous sources:
Advances on notes payable	10,000,000	38,000,000
Other cash provided	2,679,842	8,533,513
Dividends paid to stockholders	(16,700,000)	(20,000,000)
Other cash applied	(54,794,548)	(58,564,302)
Net cash from financing and miscellaneous sources	(58,814,706)	(32,030,789)
Net (decrease) increase in cash, cash equivalents and short-term investments	(108,150,531)	65,440,387
Cash, cash equivalents and short-term investments:
Beginning of year	189,894,497	124,454,110
End of year	$81,743,966	189,894,497

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(1)                 Corporate Structure, Basis of Presentation and Summary of Significant Accounting Policies

(a)         Corporate Structure

Southern Farm Bureau Life Insurance Company (the Company) operates in the states of Arkansas, Colorado, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates within these states, the Company is subject to regulatory and market risks within this geographic area.

(b)         Nature of Business

The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

(c)          Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Mississippi Insurance Department, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no permitted accounting practices that vary from prescribed accounting practices.

(d)         Differences between Statutory Accounting Practices and U.S. Generally Accepted Accounting Principles

Statutory Accounting Practices (SAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders’ equity (statutory capital and surplus), net earnings and cash flows. SAP which differ from GAAP include:

•                  Investments in wholly owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses determined on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 810, Consolidation.

•                  Eligible bonds are carried at amortized cost and other bonds are carried in accordance with valuations established by the NAIC, generally at fair value. Under GAAP, bonds categorized as held to maturity are carried at amortized cost, while bonds categorized as available for sale or trading are carried at fair value.

•                  Preferred stocks are carried at fair value not to exceed any currently effective call price.  Under GAAP, preferred stocks are carried at fair value.

•                  Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus. Under GAAP, such amounts are carried at amortized cost with the appropriate valuation allowance, when necessary.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

•                  Aggregate reserves for life, annuities and accident and health policies are based on statutory requirements as described in the Valuation Manual. Reserves for health insurance are determined based on statutory morbidity and interest. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.

•                  The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold or called. No such reserve is required under GAAP.

•                  Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP. Changes in deferred tax assets and liabilities are charged or credited directly to unassigned surplus under SAP. Under GAAP, these changes generally are included in net income.

•                  The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under GAAP.

•                  Policy acquisition costs are expensed as incurred, while under GAAP, these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

•                  Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with reinsurance receivable being reflected as an asset.

•                  The Statements of Earnings are different in certain respects, with annual life premiums being recognized as revenue upon issue and subsequently upon anniversary. Annuity premiums are recognized as revenue when collected. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

•                  Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•                  The Statements of Cash Flow differ in certain respects from the presentation required by ASC 230, Statement of Cash Flows, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•                  The provision for participating policyholders’ dividends is determined by the board of directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

•                  Pension and postretirement benefits expense and the related financial statement disclosures are not determined in accordance with ASC 715, Compensation — Retirement Benefits.

•                  In accordance with Statements of Statutory Accounting Principles (SSAP), investments in low income housing tax credits are accounted for using the amortized cost method in accordance with GAAP with a modification to include tax benefits during the holding period.

•                  The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under GAAP.

The aggregate effect on the accompanying statutory financial statements of the variations from GAAP has not been determined, but is presumed to be material.

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)          Recognition of Revenue and Related Expenses

Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

(f)            Financial Instruments

Investments in bonds are generally stated at amortized cost, except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is generally recognized when earned.

Amortization of premiums and discounts on mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys. Amortization is accounted for using a method that approximates the interest method.

Common stocks of unaffiliated companies are carried at fair value. Preferred stocks are valued at fair value not to exceed any currently effective call price.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The Company periodically reviews the portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. The Company considers the following factors in determining that a decline in value is other-than-temporary: the extent and duration of the decline, the reason for the decline (either interest or credit related), the current conditions and near term financial prospects of the issuer, and the Company’s ability and intent to hold the security for a period of time sufficient to allow for recovery. If management determines that the decline in fair value is other-than-temporary, the cost of the investment is adjusted to fair value and a realized loss is recognized in the statutory statement of earnings. Subsequent recoveries in fair value are not recognized until the security is sold.

Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Real estate held for sale is carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. Limited partnership interests are accounted for using the equity method.

Low income housing tax credit (LIHTC) property investments are initially recorded at cost and the excess of the carrying amount of the investment over its estimated residual value is amortized over the period in which tax benefits are allocated to the Company. The amount amortized during 2021 and 2020 was $9,613,227 and $12,043,289, respectively, and is reflected as a component of net investment income. The number of remaining years of unexpired tax credits varies from 1 to 9 years with a weighted average of 2.7 years. The required holding period varies from 1 to 10 years with a weighted average of 3.2 years. Currently, the properties are not subject to any regulatory reviews. The aggregate amount of LIHTC does not exceed 10% of the Company’s total assets. There were no impairments related to the LIHTC investments.

Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related income taxes. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as an unrealized loss in unassigned surplus. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

(g)         Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, IMR debit balances, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

(h)         Aggregate Reserves

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and Valuation Manual and vary by the contracts’ characteristics and their issue year.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioners’ Reserve Valuation Method or the Net Level Premium Reserve Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables or anticipated experience using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

In 2018, the Company early-adopted Principle-Based Reserves (PBR) on its 2017 CSO Mortality insurance products. These products include term policies sold January 1, 2018 and later, and also permanent policies and riders sold October 1, 2019 and later.

(i)            Policy and Contract Claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer.

Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

(j)            Interest Maintenance Reserve

The IMR represents the deferral of interest-related realized capital gains and losses, net of tax, primarily on fixed maturity investments. These gains and losses are amortized into investment income on a level yield method over the estimated remaining life of the investment sold or called.

(k)         Asset Valuation Reserve

The AVR is a reserve established to offset the potential for credit-related investment realized and unrealized losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(l)            Federal Income Taxes

The Company’s method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates which impact surplus in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

(m)      Reinsurance

Premiums, commissions, expense reimbursement, and claims related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

(n)         Guaranty Fund Assessments

State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

(o)         Electronic Data Processing (EDP) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP Equipment and Software. These assets, net of accumulated depreciation, are included in the other receivables and other assets line item in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity. The Company computes depreciation using an accelerated depreciation method (MACRS) for EDP equipment and straight line depreciation method for software.

EDP equipment and operating software assets and accumulated depreciation related to these assets at December 31, 2021 and 2020 were as follows:

	2021	2020
Assets	$10,692,227	15,500,514
Accumulated depreciation	(7,734,389)	(12,474,230)
Net assets	$2,957,838	3,026,284

Depreciation expense related to these assets was $1,594,612 in 2021 and $1,845,220 in 2020.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(p)         Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in separate account fees and other income on the statutory statements of earnings.

(q)         Recently Issued Accounting Pronouncements

In March of 2020 the NAIC adopted revisions to SSAP No. 51R, Life Contracts, SSAP No. 52, Deposit-Type Contracts, and SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, that clarified the liquidity disclosures for withdrawal characteristics for life and deposit-type contracts. These revisions were effective December 31, 2020 and did not have a significant impact on the financial statements of the Company.

In 2021, the NAIC adopted SSAP No. 32R, Preferred Stock, which revised the valuation method of the carrying value of preferred stock, referenced in note 1(f).  This revision was effective in January 1, 2021 and did not have a significant impact on the financial statements of the Company.

(r)           Considerations and Impacts due to COVID-19

On March 11, 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19), as a global pandemic, which led to adverse impacts on the U.S. and global economies.  As a life insurance company, the Company was deemed to be an “essential business”, and has been able to continue operations in the home office location. From a financial standpoint, death claims of approximately $80 million (net of reinsurance) incurred from COVID-19 cases had a significant impact through December 31, 2021 operations.  The mortgage loan formal payment relief program that was implemented in the first quarter of 2020 has worked well and there were no delinquencies at December 31, 2021.  The Company’s surplus position remains very strong and is well-positioned to continue handling the COVID-19 event during 2022.

(s)           Subsequent Events

At its regularly scheduled meeting on February 22, 2022, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $21.2 million paid on February 22, 2022 to the ten shareholders of record at February 22, 2022. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

The Company has evaluated all other subsequent events through April 25, 2022, the date the financial statements were available to be issued.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(2)  Investments

(a)         Admitted Bonds and Preferred and Common Stocks

At December 31, 2021 and 2020, the cost or amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company’s admitted bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2021:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$136,024,023	11,666,281	(678,535)	147,011,769
Mortgage-backed securities:
U.S. government	483,038,203	19,387,828	(10,163,139)	492,262,892
Special revenue	809,914,169	41,007,333	(6,995,337)	843,926,165
Industrial and miscellaneous	694,856,647	25,625,234	(4,718,904)	715,762,977
Corporate and other securities:
Special revenue	1,289,971,245	78,672,929	(4,564,746)	1,364,079,428
Industrial and miscellaneous	6,929,775,202	527,248,642	(18,995,196)	7,438,028,648
Hybrid securities	41,715,881	6,660,109	(59,188)	48,316,802
Bank Loans	2,994,283	38,051	(23,156)	3,009,178
Total bonds	$10,388,289,653	710,306,407	(46,198,201)	11,052,397,859
Preferred stocks	$37,253,801	2,759,278	(83,671)	39,929,408
Common stocks	773,497,206	274,017,332	(17,937,727)	1,029,576,811
Total stocks	$810,751,007	276,776,610	(18,021,398)	1,069,506,219

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

	Cost or	Gross	Gross
	amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
2020:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$266,280,740	17,706,568	(158,946)	283,828,362
Mortgage-backed securities:
U.S. government	441,807,563	35,119,598	(1,351,159)	475,576,002
Special revenue	913,894,092	72,124,291	(647,350)	985,371,033
Industrial and miscellaneous	715,780,045	40,561,250	(12,261,475)	744,079,820
Corporate and other securities:
Special revenue	1,134,159,611	112,496,873	(447,688)	1,246,208,796
Industrial and miscellaneous	6,797,976,487	750,201,372	(18,040,817)	7,530,137,042
Hybrid securities	9,261,370	4,400,622	—	13,661,992
Total bonds	$10,279,159,908	1,032,610,574	(32,907,435)	11,278,863,047
Preferred stocks	$18,592,287	2,924,839	—	21,517,126
Common stocks	560,868,690	209,900,417	(12,499,377)	758,269,730
Total stocks	$579,460,977	212,825,256	(12,499,377)	779,786,856

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The estimated fair value and unrealized losses for debt and equity securities in an unrealized loss position at December 31, 2021 and 2020 were as follows:

	Held less than 12 months		Held 12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2021	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$37,375,664	(587,505)	1,400,391	(91,030)	38,776,055	(678,535)
Mortgage-backed securities	532,255,899	(15,565,906)	76,188,632	(7,745,599)	608,444,531	(23,311,505)
Corporate and other securities	876,459,390	(20,195,595)	29,723,261	(2,012,566)	906,182,651	(22,208,161)
Total bonds	$1,446,090,953	(36,349,006)	107,312,284	(9,849,195)	1,553,403,237	(46,198,201)
Preferred stocks	$6,403,910	(83,671)	—	—	6,403,910	(83,671)
Common stocks	121,095,423	(9,499,226)	48,397,531	(8,438,501)	169,492,954	(17,937,727)
Total stocks	$127,499,333	(9,582,897)	48,397,531	(8,438,501)	175,896,864	(18,021,398)

	Held less than 12 months		Held 12 months or more		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
2020	fair value	losses	fair value	losses	fair value	losses
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies:
U.S. government	$15,128,906	(158,946)	—	—	15,128,906	(158,946)
Mortgage-backed securities	219,280,706	(12,094,839)	87,218,263	(2,165,145)	306,498,969	(14,259,984)
Corporate and other securities	373,512,126	(17,506,484)	31,795,947	(982,021)	405,308,073	(18,488,505)
Total bonds	$607,921,738	(29,760,269)	119,014,210	(3,147,166)	726,935,948	(32,907,435)
Common stocks	$41,371,442	(1,625,440)	87,708,138	(10,873,937)	129,079,580	(12,499,377)
Total stocks	$41,371,442	(1,625,440)	87,708,138	(10,873,937)	129,079,580	(12,499,377)

Unrealized losses on bonds held less than twelve months increased compared to 2020 due to a rise in interest rates throughout the year in 2021. Yields on the 10 year U.S. Treasury Note ended the year approximately 49 basis points higher compared to year-end 2020. The same scenario applied also to bonds held greater than twelve months.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

For common stocks, unrealized losses for stocks held less than twelve months increased due to weaknesses in certain high growth holdings held in the portfolio during the fourth quarter of 2021. For stocks held longer than twelve months, unrealized losses declined due to the generally favorable market conditions for the majority of 2021.

The securities comprising assets with unrealized losses were reviewed in accordance with the Company’s impairment policy as described in note 1(f) and were deemed not to be other-than-temporarily impaired.

Due to the subjective nature of the Company’s analysis and estimates of fair value along with the judgment that must be applied in the analysis, it is possible that the Company could reach a different conclusion whether or not to impair a security if it had access to additional information. Investment securities are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is reasonably possible that changes in risks in the near term could result in other-than-temporary impairments recorded in the statutory statements of earnings.

The scheduled maturity distribution of the long-term bond portfolio at December 31, 2021 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/adjusted	Estimated
	carry value	fair value
Due in one year or less	$477,593,228	481,983,110
Due after one year through five years	2,687,503,972	2,859,146,379
Due after five years through ten years	3,247,710,844	3,498,689,341
Due after ten years	2,007,663,584	2,177,635,580
	8,420,471,628	9,017,454,410
Mortgage-backed and hybrid securities	1,971,143,997	2,034,943,449
	$10,391,615,625	11,052,397,859

The Company owns certain assets which are considered to be restricted or not under the Company’s exclusive control. As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders. In addition, the Company owns common stock shares of Federal Home Loan Bank (FHLB) which enables the Company, as a member, to borrow funds for future investment strategies and for other liquidity needs. The Company also has pledged assets as collateral to the FHLB for the purpose of backing funding agreements and notes payable.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

At December 31, 2021 and 2020, the restricted assets of the Company were as follows:

	2021		2020
	Book/adjusted	Fair	Book/adjusted	Fair
	carry value	value	carry value	value
On deposit with states	$7,641,483	7,741,259	7,653,505	7,520,050
Other restricted assets	10,937,893	10,937,893	10,936,465	10,936,465
FHLB – Membership stock	6,075,900	6,075,900	5,892,400	5,892,400
FHLB – Activity stock	6,928,000	6,928,000	7,400,500	7,400,500
FHLB – Excess stock	1,271,900	1,271,900	117,000	117,000
Pledged as collateral to FHLB	294,535,758	304,476,482	254,159,014	276,293,355
Total restricted assets	$327,390,934	337,431,434	286,158,884	308,159,770
Maximum pledged as collateral to FHLB during reporting period	$294,535,758	304,476,482	254,159,014	276,293,355

The credit quality of the long-term bond portfolio at December 31, 2021 and 2020 follows. The quality ratings represent NAIC designations.

	2021		2020
	Book/adjusted		Book/adjusted
	carry value	Percentage	carry value	Percentage
Class 1 – highest quality	$5,878,824,315	56.6%	$5,765,257,230	56.1%
Class 2 – high quality	4,019,343,853	38.7	3,933,399,721	38.2
Class 3 – medium quality	365,116,545	3.5	456,338,330	4.4
Class 4 – low quality	54,442,014	0.5	77,718,405	0.8
Class 5 – lower quality	38,782,353	0.4	26,295,852	0.3
Class 6 – in or near default	35,106,545	0.3	24,278,606	0.2
	$10,391,615,625	100.0%	$10,283,288,144	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor’s Corporation or Moody’s Investment Services, are generally regarded as investment grade securities. The NAIC regards A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(b)   Mortgage Loans

At December 31, 2021 and 2020, the Company’s mortgage loan portfolio consisted of the following:

	2021	2020
Commercial	$1,950,410,674	1,928,524,460
Residential	2,040,426	2,382,724
Total	$1,952,451,100	1,930,907,184
Average loan balance	$3,835,857	3,800,998

At December 31, 2021 and 2020, the Company had the following percentage of mortgage loans with underlying collateral located in the following states that were greater than 10% of the total:

	2021	2020
Exposure in California	17.90%	17.40%
Exposure in Florida	14.20	13.90

The Company maintains a mortgage loan portfolio that consists of first lien mortgage loans. The commercial loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties. The commercial mortgage loans have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans.

The minimum and maximum interest rates on mortgage loans originated during 2021 and 2020 were as follows:

	2021	2020
Maximum interest rate	3.27%	4.03%
Minimum interest rate	2.55	2.00

As of December 31, 2021, all of the Company’s mortgages were in good standing with no principal or interest payments delinquent more than 90 days.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(c)          Net Investment Income

For the years ended December 31, 2021 and 2020, the sources of investment income of the Company were as follows:

	2021	2020
Bonds	$426,073,157	423,716,008
Preferred and common stocks	37,128,422	20,407,577
Mortgage loans	75,351,938	74,532,109
Policy loans	41,707,997	41,569,180
Cash, cash equivalents and short-term investments	8,111	738,459
Other	112,777,962	41,176,937
Gross investment income	693,047,587	602,140,270
Amortization of interest maintenance reserve	659,756	(1,837,432)
Investment expenses	(23,314,118)	(21,485,075)
Net investment income	$670,393,225	578,817,763

(d)         Investment Gains and Losses

For the years ended December 31, 2021 and 2020, the proceeds, gross gains and gross losses from sales, calls, and other disposals on bonds, common stocks, and preferred stocks were as follows:

	Proceeds		Gross gains		Gross losses
	2021	2020	2021	2020	2021	2020
Bonds :
Sales	$315,681,764	283,654,142	21,204,941	12,563,176	2,536,388	7,506,254
Calls	362,858,204	359,873,690	1,413,750	402,941	231,132	159,559
Other disposals	790,315,353	786,449,049	7,806	—	27,317	—
Totals	$1,468,855,321	1,429,976,881	22,626,497	12,966,117	2,794,837	7,665,813
Common stock:
Sales	$191,405,422	261,468,980	35,551,789	37,343,121	7,303,677	43,252,890
Tax free exchange	—	—	—	—	—	—
Other disposals	—	—	—	—	—	—
Totals	$191,405,422	261,468,980	35,551,789	37,343,121	7,303,677	43,252,890
Preferred stock:
Sales	$135,563	—	6,533	—	—	—
Calls	63,300	—	—	—	300	—
Other disposals	1,622,886	—	—	—	—	—
Totals	$1,821,749	—	6,533	—	300	—

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(e)          Other-than-temporary impairment (OTTI)

The total other-than-temporary impairment loss recognized in 2021 and 2020 was as follows:

	2021	2020
Bonds	$3,954,894	19,412,134
Common stocks	—	11,890,729
Limited partnerships	4,724,583	4,860,713
Total	$8,679,477	36,163,576

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(3)         Aggregate Reserves

Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 ½% to 4 ½%, the 1980 CSO tables assuming interest rates ranging from 4% to 5%, the 2001 CSO tables assuming interest rates of 3% to 4%, and the 2017 CSO tables assuming interest rates of 3% to 4 ½%. Life products issued under the 2017 CSO basis are valued under the reserve requirements defined in VM-20 of the Valuation Manual.  This includes term policies issued 1/01/2018 and later, as well as term riders and permanent products issued 10/01/2019 and later.  Liabilities for most annuities use the 1971 IAM, 1983 Table A, or the Annuity 2000 tables with interest rates ranging from 3% to 8%, and the 2012 IAR tables with interest rates ranging from 1% to 4 ½%. As of December 31, 2021 and 2020, the following table summarizes the aggregate reserves for the Company:

Line of Business

	2021	2020
Individual life:
Traditional	$6,295,624,636	5,892,264,264
Universal	878,896,815	910,123,188
Total individual life	7,174,521,451	6,802,387,452
Group life	8,963,098	8,915,192
Total life	7,183,484,549	6,811,302,644
Annuities:
Individual:
Immediate	127,526,979	125,629,843
Deferred	2,816,849,483	2,951,575,847
Total individual annuities	2,944,376,462	3,077,205,690
Group annuities	46,878,568	45,845,345
Total annuities	2,991,255,030	3,123,051,035
Individual supplementary contracts with life contingencies	265,829,055	258,550,558
Other	257,365,983	289,497,237
Accident and health:
Active life – Individual	116,691,735	119,848,116
Active life – Group	1,554	1,554
Claim reserve – Individual	26,142,238	25,835,490
Claim reserve – Group	6,476,468	8,413,815
Total accident and health aggregate reserves	149,311,995	154,098,975
Supplementary contracts without life contingencies	129,743,685	121,414,948
Total aggregate reserves	$10,976,990,297	10,757,915,397

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

Withdrawal characteristics of annuity actuarial reserves, deposit type contract funds, and life actuarial reserves as of December 31, 2021, were as follows:

(a)         Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender charge of 5% or more	40,973,527	—	—	40,973,527	1.274
(c) At fair value	—	—	6,376,905	6,376,905	0.198
(d) Total with market value adjustment or at fair value (Total of a through c)	40,973,527	—	6,376,905	47,350,432	1.472
(e) At book value without adjustment (minimal or no charge or adjustment)	2,775,875,953	—	—	2,775,875,953	86.299
2. Not subject to discretionary withdrawal	393,356,037	—	—	393,356,037	12.229
3. Total (gross: direct + assumed)	3,210,205,517	—	6,376,905	3,216,582,422	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$3,210,205,517	—	6,376,905	3,216,582,422
6. Amount in A(1)b that will move to A(1)e next year	$40,973,527	—	—	40,973,527

(b)         Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$4,435,655	—	—	4,435,655	9.462%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	4,435,655	—	—	4,435,655	9.462
(e) At book value without adjustment (minimal or no charge or adjustment)	41,509,878	—	—	41,509,878	88.548
2. Not subject to discretionary withdrawal	933,035	—	—	933,035	1.990
3. Total (gross: direct + assumed)	46,878,568	—	—	46,878,568	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$46,878,568	—	—	46,878,568
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(c)          Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$490,403,448	—	—	490,403,448	56.609%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	490,403,448	—	—	490,403,448	56.609
(e) At book value without adjustment (minimal or no charge or adjustment)	374,563,936	—	—	374,563,936	43.237
2. Not subject to discretionary withdrawal	1,333,496	—	—	1,333,496	0.154
3. Total (gross: direct + assumed)	866,300,880	—	—	866,300,880	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$866,300,880	—	—	866,300,880
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2021 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$2,991,255,030
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	265,829,055
3. Exhibit of deposit-type contracts, line 14, column 1	866,300,880
4. Subtotal	4,123,384,965
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	6,376,905
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	6,376,905
12. Combined total	$4,129,761,870

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(d)         Life Contracts

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary withdrawal:
(1) Term policies with cash value	$—	—	—	—	—	—
(2) Universal life	874,212,379	873,418,019	878,053,273	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	—	4,531,000,336	5,091,913,982	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1,915,792	1,915,792	1,934,686	3,679,796	3,679,796	3,679,796
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary
withdrawal:
(1) Term policies without cash value	XXX	XXX	1,317,206,046	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	724,593	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	17,328,326	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	72,805,091	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	168,240,059	XXX	XXX	—
C. Total (gross: direct + assumed)	876,128,171	5,406,334,147	7,548,206,056	3,679,796	3,679,796	3,679,796
D. Reinsurance ceded	—	—	107,355,527	—	—	—
E. Total (net) (C) – (D)	$876,128,171	5,406,334,147	7,440,850,529	3,679,796	3,679,796	3,679,796

A reconciliation of life actuarial reserves as of December 31, 2021 is as follows:

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$7,183,484,549
(2) Exhibit 5, accidental death benefits section, total (net)	724,593
(3) Exhibit 5, disability – active lives section, total (net)	17,328,326
(4) Exhibit 5, disability – disabled lives section, total (net)	71,114,265
(5) Miscellaneous reserves section, total (net)	168,198,796
(6) Subtotal	7,440,850,529
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	3,679,796
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	3,679,796
(11) Combined total (6 and 10)	$7,444,530,325

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

Withdrawal characteristics of annuity actuarial reserves, deposit type contract funds, and life actuarial reserves as of December 31, 2020, were as follows:

(a)         Individual Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$—	—	—	—	—%
(b) At book value less current surrender charge of 5% or more	42,185,989	—	—	42,185,989	1.263
(c) At fair value	—	—	5,689,915	5,689,915	0.170
(d) Total with market value adjustment or at fair value (Total of a through c)	42,185,989	—	5,689,915	47,875,904	1.433
(e) At book value without adjustment (minimal or no charge or adjustment)	2,909,389,859	—	—	2,909,389,859	87.070
2. Not subject to discretionary withdrawal	384,180,403	—	—	384,180,403	11.497
3. Total (gross: direct + assumed)	3,335,756,251	—	5,689,915	3,341,446,166	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$3,335,756,251	—	5,689,915	3,341,446,166
6. Amount in A(1)b that will move to A(1)e next year	$42,185,989	—	—	42,185,989

(b)         Group Annuities

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$5,804,601	—	—	5,804,601	12.661%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	5,804,601	—	—	5,804,601	12.661
(e) At book value without adjustment (minimal or no charge or adjustment)	39,092,474	—	—	39,092,474	85.270
2. Not subject to discretionary withdrawal	948,270	—	—	948,270	2.068
3. Total (gross: direct + assumed)	45,845,345	—	—	45,845,345	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$45,845,345	—	—	45,845,345
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(c)          Deposit-Type Contracts

		Separate
		account	Separate
	General	with	account
	account	guarantees	nonguaranteed	Total	% of total
1. Subject to discretionary withdrawal:
(a) With market value adjustment	$512,009,129	—	—	512,009,129	57.822%
(b) At book value less current surrender charge of 5% or more	—	—	—	—	—
(c) At fair value	—	—	—	—	—
(d) Total with market value adjustment or at fair value (Total of a through c)	512,009,129	—	—	512,009,129	57.822
(e) At book value without adjustment (minimal or no charge or adjustment)	371,847,701	—	—	371,847,701	41.994
2. Not subject to discretionary withdrawal	1,627,539	—	—	1,627,539	0.184
3. Total (gross: direct + assumed)	885,484,369	—	—	885,484,369	100.000
4. Reinsurance ceded	—	—	—	—	—
5. Total (net)* (3) – (4)	$885,484,369	—	—	885,484,369
6. Amount in A(1)b that will move to A(1)e next year	$—	—	—	—

A reconciliation of annuity actuarial reserves and deposit type contract funds as of December 31, 2020 is as follows:

Amount
Life and accident and health annual statement:
1. Exhibit 5, annuities section, total (net)	$3,123,051,037
2. Exhibit 5, supplementary contracts with life contingencies section, total (net)	258,550,559
3. Exhibit of deposit-type contracts, line 14, column 1	885,484,369
4. Subtotal	4,267,085,965
Separate account assets statement:
5. Exhibit 3, line 0299999, column 2	5,689,915
6. Exhibit 3, line 0399999, column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—
11. Subtotal	5,689,915
12. Combined total	$4,272,775,880

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(d)         Life Contracts

	General account			Separate account nonguaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
A. Subject to discretionary withdrawal:
(1) Term policies with cash value	$—	—	—	—	—	—
(2) Universal life	905,579,208	904,262,960	909,120,497	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life with secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	—	4,283,188,602	4,809,857,799	—	—	—
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	2,107,916	2,107,916	2,126,469	3,140,091	3,140,091	3,140,091
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not Subject to discretionary withdrawal:
(1) Term policies without cash value	XXX	XXX	1,192,440,742	XXX	XXX	—
(2) Accidental death benefits	XXX	XXX	793,157	XXX	XXX	—
(3) Disability – Active lives	XXX	XXX	16,059,098	XXX	XXX	—
(4) Disability – Disabled lives	XXX	XXX	74,114,502	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	200,332,155	XXX	XXX	—
C. Total (gross: direct + assumed)	907,687,124	5,189,559,478	7,204,844,419	3,140,091	3,140,091	3,140,091
D. Reinsurance ceded	—	—	104,044,539	—	—	—
E. Total (net) (C) – (D)	$907,687,124	5,189,559,478	7,100,799,880	3,140,091	3,140,091	3,140,091

A reconciliation of life actuarial reserves as of December 31, 2020 is as follows:

Amount
Life and accident and health annual statement:
(1) Exhibit 5, life insurance section, total (net)	$6,811,302,644
(2) Exhibit 5, accidental death benefits section, total (net)	793,157
(3) Exhibit 5, disability – active lives section, total (net)	16,059,097
(4) Exhibit 5, disability – disabled lives section, total (net)	72,373,348
(5) Miscellaneous reserves section, total (net)	200,271,634
(6) Subtotal	7,100,799,880
Separate accounts annual statement:
(7) Exhibit 3, line 0199999, column 2	3,140,091
(8) Exhibit 3, line 0499999, column 2	—
(9) Exhibit 3, line 0599999, column 2	—
(10) Subtotal (Lines 7–9)	3,140,091
(11) Combined total (6 and 10)	$7,103,939,971

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(4)         Policy and Contract Claims and Liabilities

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity.

	2021	2020
Balance, January 1	$117,051,658	114,629,929
Less reinsurance recoverables	81,265,113	78,832,677
Net balance, January 1	35,786,545	35,797,252
Incurred related to:
Current year	9,399,727	8,677,606
Prior year	(1,344,938)	575,601
Total incurred	8,054,789	9,253,207
Paid related to:
Current year	1,399,217	1,486,010
Prior year	7,202,090	7,777,904
Total paid	8,601,307	9,263,914
Net balance, December 31	35,240,027	35,786,545
Plus reinsurance recoverables	85,482,076	81,265,113
Balance, December 31	$120,722,103	117,051,658

(5)         Transactions with Affiliates

Through common ownership and directorship, the Company has certain transactions with associated companies. Substantially all of these transactions represent agency-related costs of operations. Agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance and payments for use of the Farm Bureau name and logo. During the years ended December 31, 2021 and 2020, such fees aggregated $29,733,020 and $28,970,726, respectively, and are included in general insurance expenses in the statutory statements of earnings.

At December 31, 2021 and 2020, net amounts due to State and County Farm Bureaus were $1,000,122 and $1,344,393, respectively.

(6)         Advances on Funding Agreements

The Company is a member of the FHLB of Dallas. Through its membership, the Company has participated in prior year funding agreements with the FHLB, the most recent being in 2017. The Company did not have any funding agreements with the FHLB as of December 31, 2021 and 2020. There was no maximum amount of aggregate borrowing on FHLB funding agreements during the reporting periods ended December 31, 2021 and 2020, respectively.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(7)         Notes Payable

The Company’s liability for borrowed money related to borrowings from the FHLB amounted to 190,500,000 and $180,500,000 as of December 31, 2021 and 2020, respectively.  The debt is fixed-rate/fixed-term with the principal due at maturity and is secured with FHLB eligible collateral (U.S. Treasury Notes and/or Agency Pass-Through). Interest is paid monthly at the contracted rate with total interest expense during 2021 and 2020 of $4,319,296 and $4,448,448, respectively, with $353,892 and $373,653 accrued at December 31, 2021 and 2020, respectively. There are no scheduled payments with the balloon payments due at maturity and no sinking fund requirements. Further details are presented below:

	Face	Rate of		Carrying value
Date of issue	amount	interest	Maturity date	12/31/2021	12/31/2020
3/29/2018	$40,000,000	3.00%	12/29/2023	$40,000,000	$40,000,000
4/27/2018	40,000,000	2.94	02/28/2022	40,000,000	40,000,000
8/10/2018	22,500,000	2.92	04/15/2021	—	22,500,000
3/16/2020	38,000,000	1.82	03/16/2026	38,000,000	38,000,000
5/29/2020	40,000,000	1.90	6/1/2027	40,000,000	40,000,000
4/15/2021	22,500,000	1.85	4/14/2031	22,500,000	—
12/30/2021	10,000,000	0.13	1/4/2022	10,000,000	—
				190,500,000	180,500,000
			Accrued Interest	353,892	373,653
				$190,853,892	$180,873,653

The Company has determined the estimated maximum borrowing capacity as $460,860,360 at December 31, 2021 compared to $429,064,625 at December 31, 2020. The Company has calculated this amount as 15% of unassigned surplus. The Company does not have any repurchase agreements as of December 31, 2021.

The aggregate maturities of debt for each of the five years subsequent to December 31, 2021 are as follows:

2022	$50,000,000
2023	40,000,000
2024	—
2025	—
2026	38,000,000

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(8)         Retirement Plans

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and postretirement benefit plans. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service. The Company applies SSAP No. 102, Pensions, and SSAP No. 92, Postretirement Benefits Other Than Pensions.

(a)       Pension Plan

The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant’s years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits. Beginning with the 2012 plan year, the Company adopted the provisions of the Moving Ahead for Progress in the 21st Century Act. In 2014, these provisions were subsequently extended under the Highway and Transportation Funding Act. The assumed interest rates for funding are based on the 24-month average segment rates with a 25-year average interest rate corridor on each segment.

The projected benefit obligation, as determined by consulting actuaries (computed using the assumptions on the following page), and the net assets available for benefits as of December 31, 2021 and 2020 follow:

	2021	2020
Change in plan assets:
Fair value of plan assets at January 1	$294,963,074	261,388,707
Actual return on plan assets	28,581,942	34,488,671
Employer contributions	—	11,500,000
Benefits paid and transfers	(21,248,597)	(12,414,304)
Fair value of plan assets at December 31	$302,296,419	294,963,074
Change in projected benefit obligation:
Benefit obligation at January 1	$286,705,917	247,567,819
Service cost	11,055,225	9,489,055
Interest cost	7,326,369	7,887,295
Actuarial loss (gain)	(11,092,170)	34,176,052
Benefits paid and transfers	(21,248,597)	(12,414,304)
Benefit obligation at December 31	$272,746,744	286,705,917
Funded status:
Unrecognized actuarial loss	$(32,053,007)	(56,876,611)
Prepaid benefit cost	61,602,682	65,133,768
Over funded status	$29,549,675	8,257,157

The accumulated benefit obligation for the pension plan was $219,617,640 and $228,608,787 at December 31, 2021 and 2020, respectively.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The projected unit credit cost method is the actuarial method used in funding the plan. The components of pension costs and significant actuarial assumptions for the years ended December 31, 2021 and 2020 were as follows:

	2021	2020
Components of pension cost
Service cost	$11,055,225	9,489,055
Interest cost	7,326,369	7,887,295
Expected return on plan assets	(17,164,988)	(16,054,625)
Amortization of transition obligation liability	—	217,153
Recognized actuarial loss	2,314,480	1,383,370
Net periodic benefit cost	$3,531,086	2,922,248

	2021	2020
Actuarial assumptions as of December 31
Discount rate	2.96%	2.63%
Expected return of plan assets	6.20	5.93
Rate of compensation increase	5.00	5.00
Mortality table	Pri-2012 using scale MP2021	Pri-2012 using scale MP2020
Postretirement lump sum/annuity purchase assumptions
	IRS Mortality and Interest Table for Section 417(e)(3)	IRS Mortality and Interest Table for Section 417(e)(3)

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(i)  Plan Assets

The Company’s pension plan weighted average asset allocation at December 31 was as follows:

	2021	2020
Asset category:
Cash and cash equivalents	2%	1%
Debt securities	33	34
Common stock mutual funds	43	41
Real estate	10	11
Other	12	13
Total	100%	100%

Plan assets for the defined benefit plan are a diversified mix of traditional asset classes. Investments in U.S. and foreign equity securities, fixed income securities, and cash are made to maximize long-term returns while recognizing the need for adequate liquidity to meet on-going benefit and administrative obligations. Risk tolerance of unexpected investment and actuarial outcomes is frequently evaluated by understanding the pension plan’s liability characteristics. This is performed through forecasting and assessing ranges of investment outcomes over short and long-term horizons and by assessing the Company’s financial condition and its future potential obligations from both the pension and general corporate requirements. A comprehensive asset/liability study was conducted in 2017 by Towers Watson. Equity investments, both active and passively managed, are used primarily to increase overall plan returns. Fixed income investments provide diversification benefits and liability hedging attributes that are desirable, especially in falling interest rate environments.

Asset allocations and investment performance are formally reviewed quarterly by the Pension Committee. The Pension Committee of the Company has delegated authority to the Pension Investment Committee to provide oversight and supervision with respect to the investment and management of the assets in the Plan.

The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. It is estimated based on many factors including the expected forecast for inflation, risk premiums for each asset class, expected asset allocation, current and future financial market conditions, and diversification and rebalancing strategies. Historical return patterns and correlations, consensus return forecasts and other relevant financial factors are analyzed to check for reasonableness and appropriateness. Each year the Pension Committee meets with the enrolled actuary to review all actuarial assumptions.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The fair value of the Company’s pension plan assets at December 31, 2021 and 2020, by asset category classified using the fair value measurement hierarchy, as well as assets measured at NAV as a practical expedient, are shown in the table below. See note 14, Fair Value Measurements, for fair value hierarchy level definitions.

	2021
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	5,186,393	—	—	5,186,393
Equity funds	—	129,492,868	—	—	129,492,868
Fixed income:
Fixed income funds	—	77,335,133	—	—	77,335,133
U.S. government bonds and agencies	—	23,684,798	—	—	23,684,798
Real estate:
Real estate funds	—	—	—	28,207,089	28,207,089
Limited partnerships	—	—	—	1,078,434	1,078,434
Alternative credit funds	—	—	—	37,311,704	37,311,704
Total pension plan assets	$—	235,699,192	—	66,597,227	302,296,419

	2020
				NAV as a
				practical
	Level 1	Level 2	Level 3	expedient*	Total
Cash and cash equivalents	$—	1,866,997	—	—	1,866,997
Equity funds	—	122,352,166	—	—	122,352,166
Fixed income:
Fixed income funds	—	82,248,425	—	—	82,248,425
U.S. government bonds and agencies	—	19,053,761	—	—	19,053,761
Real estate:
Real estate funds	—	—	—	29,890,392	29,890,392
Limited partnerships	—	—	—	1,353,155	1,353,155
Alternative credit funds	—	—	—	38,198,178	38,198,178
Total pension plan assets	$—	225,521,349	—	69,441,725	294,963,074

*                 Real estate funds, limited partnerships, and alternative credit funds are reported at the NAV as determined by the investment manager, which is used as a practical expedient to estimate the fair value. Subject to certain restrictions, real estate fund redemptions may be made quarterly via redemption request, giving a 30 day notice, and alternative credit fund redemptions may be made monthly via redemption request, giving a 30 day notice.  Limited partnerships have no requested redemption feature.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(ii)                      Contributions

The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2022, the Company expects to contribute $12,000,000. However, the actual amount of the contribution will be determined based on the plan’s funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

(iii)                  Projected Benefit Payments

The following fiscal year pension plan benefit payments, which reflect expected future service, are expected to be paid:

Projected
benefit
payments
Year:
2022	$15,796,239
2023	15,397,939
2024	15,225,703
2025	14,847,239
2026	14,986,032
2027—2031	74,334,974

(b)         Defined Contribution Plan

The Company has adopted a 401(k) Plan for the benefit of its eligible employees. Participants may defer up to 50% of their annual salary on a tax deferred basis. However, total deferral in any taxable year may not exceed a dollar limit which is set by law. The Company currently matches the deferred contributions up to 4%. Assets are maintained in a separate trust and are not part of Company assets. The cost of the plan to the Company was $1,766,718 and $1,732,971 in 2021 and 2020, respectively. The fair value of plan assets was $118,098,389 and $108,554,080 in 2021 and 2020, respectively.

(c)          Postretirement Benefit Plans

The Company currently offers life and health insurance benefits to retired employees. Employees are eligible for life insurance coverage if they retire on or after age 65 or retire early with 15 years of service. Life insurance benefits are generally set at a fixed amount. Employees are eligible for postretirement health coverage based on age and service requirements. Prior to Medicare eligibility, the Company will pay a portion of the monthly health insurance premium for the retiree and eligible spouse. For retired employees that are eligible for Medicare, the Company will reimburse premiums in individual Health Retirement Accounts up to a maximum monthly amount. The Company paid $711,488 and $642,585 in premiums on behalf of retired employees in 2021 and 2020, respectively.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The projected benefit obligation for the Company’s employee medical payments and life insurance postretirement benefit plans, none of which have been funded, is shown in the table below. Also provided is the funded status and components of the benefit expense, as determined by consulting actuaries:

	2021	2020
Change in projected benefit obligation:
Benefit obligation at January 1	$43,122,875	38,779,392
Service cost	1,358,156	1,166,929
Interest cost	1,168,546	1,278,396
Actuarial loss (gain)	(3,818,606)	2,540,743
Benefits paid	(711,488)	(642,585)
Benefit obligation at December 31	$41,119,483	43,122,875
Funded status:
Unrecognized prior service credit	$9,846,389	11,186,884
Unrecognized actuarial loss	(12,378,576)	(17,061,824)
Accrued liability	(38,587,296)	(37,247,935)
Under funded status	$(41,119,483)	(43,122,875)

	2021	2020
Components of postretirement benefit expense
Service cost	$1,358,156	1,166,929
Interest cost	1,168,546	1,278,396
Amortization of prior service credit	(1,340,495)	(1,340,505)
Amortization of net actuarial loss	864,642	772,184
Postretirement benefit expense	$2,050,849	1,877,004

The postretirement benefit expense is included in the accompanying statutory statements of earnings as general insurance expenses.

The discount rate used in determining the accumulated postretirement benefit obligation was 3.05% and 2.75% in 2021 and 2020, respectively. The healthcare cost trend rate for 2021 expense was 7.1% graded to 4.5% for 2027 and beyond for employees under age 65. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 6.9% for 2022 graded to 4.5% in 2029 and beyond for employees under age 65.

Additionally, the Company has other unfunded, defined, postretirement benefit and deferred compensation plans (other postretirement benefit plans) for employees and nonemployee directors of the Company. The recorded liability of these plans was $39,783,360 and $39,711,413 at December 31, 2021 and 2020, respectively. The recorded net periodic benefit costs of these plans was $3,402,127 and $3,381,329 during the years ended December 31, 2021 and 2020, respectively.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The expected future contributions and benefit payments for postretirement benefits follow:

	Employee	Employee	Other
	medical	life	postretirement
	payments	insurance	benefits
Year:
2022	$1,139,102	179,439	3,098,265
2023	1,177,237	197,038	4,310,650
2024	1,239,927	214,952	4,905,233
2025	1,305,122	233,173	4,272,326
2026	1,344,957	252,947	4,108,745
2027—2031	7,732,192	1,564,870	11,609,436

Beginning January 1, 2009, prescription drug coverage was eliminated from the postretirement medical benefit plan for Medicare eligible retirees. Medicare eligible retirees are encouraged to sign up for Medicare Part D. The postretirement premium for Medicare eligible retirees was reduced appropriately. The gross benefit payments for all retirees (including prescription drug benefits) paid in fiscal 2021 and fiscal 2020 was $947,872 and $1,476,447, respectively.  No amounts of subsidies were received in fiscal 2021 nor are any amounts expected to be received in fiscal 2022.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(9)         Federal Income Taxes

The net deferred tax asset at December 31, 2021 and 2020, and the change is comprised of the following components:

	2021
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$294,210,465	17,470,750	311,681,215
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	294,210,465	17,470,750	311,681,215
(d) Deferred tax assets nonadmitted	44,748,483	—	44,748,483
(e) Subtotal net admitted deferred tax asset	249,461,982	17,470,750	266,932,732
(f) Deferred tax liabilities	95,252,883	113,293,884	208,546,767
(g) Net admitted deferred tax asset (net deferred tax liability)	$154,209,099	(95,823,134)	58,385,965

	2020
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$288,395,112	17,074,514	305,469,626
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	288,395,112	17,074,514	305,469,626
(d) Deferred tax assets nonadmitted	78,773,692	—	78,773,692
(e) Subtotal net admitted deferred tax asset	209,621,420	17,074,514	226,695,934
(f) Deferred tax liabilities	95,016,021	72,104,496	167,120,517
(g) Net admitted deferred tax asset (net deferred tax liability)	$114,605,399	(55,029,982)	59,575,417

	Change
	Ordinary	Capital	Total
Calculation of the net deferred tax asset:
(a) Gross deferred tax assets	$5,815,353	396,236	6,211,589
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross deferred tax assets	5,815,353	396,236	6,211,589
(d) Deferred tax assets nonadmitted	(34,025,209)	—	(34,025,209)
(e) Subtotal net admitted deferred tax asset	39,840,562	396,236	40,236,798
(f) Deferred tax liabilities	236,862	41,189,388	41,426,250
(g) Net admitted deferred tax asset (net deferred tax liability)	$39,603,700	(40,793,152)	(1,189,452)

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

Management has reviewed whether a valuation allowance is needed on its gross deferred tax assets reported above. Management believes that for years 2022—2024, it is more likely than not that the results of operations will generate sufficient ordinary taxable income to realize its deferred tax assets on noncapital items. Sufficient ordinary taxable income is also projected beyond 2024 to substantiate the ordinary deferred tax assets likely to be realized in those periods. For capital items, the Company has adequate capital gains available in its invested assets portfolio to allow for the realization of capital deferred tax assets. The Company has also historically generated significant capital gains that could be used for future capital loss carrybacks arising from the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101 for 2021 and 2020, and the change is comprised of the following components:

	2021
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	1,775,482	1,775,482
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	56,610,484	—	56,610,484
i. Adjusted gross DTAs expected to be realized following the balance sheet date	56,610,484	—	56,610,484
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	452,018,790
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	192,851,498	15,695,268	208,546,766
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$249,461,982	17,470,750	266,932,732

	2020
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	1,888,556	1,888,556
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	57,686,861	—	57,686,861
i. Adjusted gross DTAs expected to be realized following the balance sheet date	57,686,861	—	57,686,861
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	419,959,369
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	151,934,559	15,185,958	167,120,517
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$209,621,420	17,074,514	226,695,934

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

	Change
	Ordinary	Capital	Total
The amount of adjusted gross deferred tax assets admitted under each component of SSAP 101, paragraph 11:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	(113,074)	(113,074)
(b) Adjusted gross DTAs expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation (lesser of 11bi or 11bii):	(1,076,377)	—	(1,076,377)
i. Adjusted gross DTAs expected to be realized following the balance sheet date	(1,076,377)	—	(1,076,377)
ii. Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	32,059,421
(c) Adjusted gross DTAs (excluding the amount of deferred assets from 2(a) and 2(b) above) offset by gross DTLs	40,916,939	509,310	41,426,249
(d) DTA admitted as the result of application of SSAP No. 101, para 11 (a)+(b)-(c)	$39,840,562	396,236	40,236,798

Ratios used for threshold limitation in SSAP 101, paragraph 11.b.ii:

	2021	2020
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,381%	1,634%
(b) Adjusted capital and surplus used to determine the threshold limitation amount	$3,013,458,600	2,799,729,128

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2021	2020	Change
Total deferred tax assets	$311,681,215	305,469,626	6,211,589
Total deferred tax liabilities	208,546,767	167,120,517	41,426,250
Net deferred tax asset/liability	103,134,448	138,349,109	(35,214,661)
Tax effect of unrealized gains/(losses)	(109,624,499)	(68,215,416)	(41,409,083)
Change in net deferred income tax (without tax on unrealized gains and losses)	$212,758,947	206,564,525	6,194,422

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The main components of deferred taxes as of December 31, 2021 and 2020 and changes are as follows:

	2021
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$187,917,986	—	187,917,986
Deferred acquisition costs	75,528,980	—	75,528,980
Partnerships	—	12,275,980	12,275,980
Policyholder dividends	5,740,614	—	5,740,614
Other employee benefits	17,418,109	—	17,418,109
Pension accrual	—	—	—
Asset impairments	—	4,371,419	4,371,419
Nonadmitted assets	7,083,299	557,884	7,641,183
Other	521,477	265,467	786,944
Total deferred tax assets	294,210,465	17,470,750	311,681,215
Nonadmitted deferred tax assets	(44,748,483)	—	(44,748,483)
Admitted deferred tax assets	249,461,982	17,470,750	266,932,732
Deferred tax liabilities:
Premiums deferred and uncollected	(70,429,878)	—	(70,429,878)
Life reserves	(14,349,523)	—	(14,349,523)
Accrual of discount on bonds	(5,489,451)	—	(5,489,451)
Asset conversions	—	(2,068,973)	(2,068,973)
Depreciation differences	(2,077,537)	—	(2,077,537)
Unrealized investment gains	—	(109,624,498)	(109,624,498)
Other	(2,906,494)	(1,600,413)	(4,506,907)
Total deferred tax liabilities	(95,252,883)	(113,293,884)	(208,546,767)
Net admitted deferred tax assets	$154,209,099	(95,823,134)	58,385,965

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

	2020
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$190,869,974	—	190,869,974
Deferred acquisition costs	69,689,404	—	69,689,404
Partnerships	—	11,708,845	11,708,845
Policyholder dividends	5,395,815	—	5,395,815
Other employee benefits	19,648,655	—	19,648,655
Pension accrual	—	—	—
Asset impairments	—	4,484,494	4,484,494
Nonadmitted assets	2,344,310	615,709	2,960,019
Other	446,954	265,466	712,420
Total deferred tax assets	288,395,112	17,074,514	305,469,626
Nonadmitted deferred tax assets	(78,773,692)	—	(78,773,692)
Admitted deferred tax assets	209,621,420	17,074,514	226,695,934
Deferred tax liabilities:
Premiums deferred and uncollected	(69,823,356)	—	(69,823,356)
Life reserves	(17,936,904)	—	(17,936,904)
Accrual of discount on bonds	(5,082,700)	—	(5,082,700)
Asset conversions	—	(2,537,096)	(2,537,096)
Depreciation differences	(2,062,936)	—	(2,062,936)
Unrealized investment gains	—	(68,215,415)	(68,215,415)
Other	(110,125)	(1,351,985)	(1,462,110)
Total deferred tax liabilities	(95,016,021)	(72,104,496)	(167,120,517)
Net admitted deferred tax assets	$114,605,399	(55,029,982)	59,575,417

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

	Change
	Ordinary	Capital	Total
Deferred tax assets:
Life reserves	$(2,951,988)	—	(2,951,988)
Deferred acquisition costs	5,839,576	—	5,839,576
Partnerships	—	567,135	567,135
Policyholder dividends	344,799	—	344,799
Other employee benefits	(2,230,546)	—	(2,230,546)
Pension accrual	—	—	—
Asset impairments	—	(113,075)	(113,075)
Nonadmitted assets	4,738,989	(57,825)	4,681,164
Other	74,523	1	74,524
Total deferred tax assets	5,815,353	396,236	6,211,589
Nonadmitted deferred tax assets	34,025,209	—	34,025,209
Admitted deferred tax assets	39,840,562	396,236	40,236,798
Deferred tax liabilities:
Premiums deferred and uncollected	(606,522)	—	(606,522)
Life reserves	3,587,381	—	3,587,381
Accrual of discount on bonds	(406,751)	—	(406,751)
Asset conversions	—	468,123	468,123
Depreciation differences	(14,601)	—	(14,601)
Unrealized investment gains	—	(41,409,083)	(41,409,083)
Other	(2,796,369)	(248,428)	(3,044,797)
Total deferred tax liabilities	(236,862)	(41,189,388)	(41,426,250)
Net admitted deferred tax assets	$39,603,700	(40,793,152)	(1,189,452)

As of December 31, 2021 and 2020, there were no tax credit carryforwards or operating losses available for tax purposes.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The differences between income tax expense on the statutory statements of earnings and the amounts completed by applying the federal income tax rate to earnings before federal income taxes are listed below.

	2021		2020
	Amount	Percentage	Amount	Percentage
Current income taxes incurred:
Operations	$24,500,000	11.7%	$4,970,000	6.0%
Realized investment gains (losses)	15,173,306	7.2	(2,389,775)	(2.9)
Current income taxes incurred	39,673,306	18.9	2,580,225	3.1
Change in deferred income tax (without tax on unrealized gains and losses):	(6,194,422)	(2.9)	(2,771,375)	(3.3)
Total income tax reported	$33,478,884	16.0%	$(191,150)	(0.2)%
Income taxes computed at statutory rate:
Operations	$34,740,980		$24,382,051
Realized investment gains	9,356,844		(6,879,069)
Income tax including capital gains/losses	44,097,824	21.0%	17,502,982	21.0%
Adjustments to income tax:
Tax-exempt interest	(1,756,722)	(0.8)	(1,583,600)	(1.9)
Dividends received deduction	(626,348)	(0.3)	(484,456)	(0.6)
Amortization of IMR	(138,549)	(0.1)	385,861	0.5
Nondeductible expenses	1,458,673	0.7	329,159	0.4
Foreign tax withheld	73,500	—	63,000	0.1
Other adjustments on investments	(379,050)	(0.2)	—	—
Adjustment of prior year’s income taxes:
Under/(over) accrual of PY taxes	(243,178)	(0.1)	(1,335,785)	(1.6)
Investment in bonds	(45,476)	—	381,179	0.5
Investment in partnerships	(120,089)	(0.1)	(45,016)	(0.1)
Other adjustments	16,585	—	—	—
Adjustment for pension/other benefits	5,996,811	2.9	(3,963,176)	(4.8)
Nonadmitted assets	(9,873,868)	(2.4)	1,227,376	1.5
Tax credits	(4,981,229)	(4.6)	(12,668,674)	(15.2)
Total income tax reported	$33,478,884	16.0%	$(191,150)	(0.2)%

In August 2007, the Internal Revenue Service (IRS) issued Revenue Ruling 2007-54, which would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (DRD) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61, which also announced the IRS’ intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, this is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2021 and 2020, the Company recognized an income tax benefit of $11,910 and $6,295, respectively, related to the separate account DRD.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The Company files income tax returns in the U.S. federal jurisdiction and the states of Florida, Louisiana, Mississippi and Montana. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2015. If the Company incurs interest and penalties on income taxes, they are recognized as a component within income taxes.

As of December 31, 2021 and 2020, the Company had no unrecognized deferred tax liabilities. The Company does not expect that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was signed into legislation which includes business tax provisions that impact taxes related to 2018-2020. Some of the significant changes include reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. The Company is required to recognize the effect on the financial statements in the period the law was enacted, which is 2020. For 2020, the impact of the CARES Act on the Company’s financial position or results of operations was not significant.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(10)                          Commitments

(a)         Litigation

The Company and other parties are involved in various other litigation in the normal course of business. It is management’s opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company’s financial position or on the results of its operations or cash flows.

(b)         Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company’s net payment was $19,019 and $33,349 to various state guaranty associations during 2021 and 2020, respectively. The Company has recorded a liability related to guaranty fund assessments of $33,338 and $37,385 at December 31, 2021 and 2020, respectively. These liabilities are included as taxes, other than federal income taxes in the statutory statements of admitted assets, liabilities and stockholders’ equity. The Company may use the assessments to offset future premium taxes.

(c)          Leases

The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $1,365,000 in 2021 and $3,720,000 in 2020. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2021 are not significant.

(d)         Loan and Equity Commitments

The Company has commitments to extend credit and to make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers’ creditworthiness. The Company’s maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and to make equity investments aggregated approximately $697,827,889 at December 31, 2021.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(11) Reinsurance

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of “A” or better.

A summary of reinsurance activity, all with unrelated parties, follows:

	2021	2020
At December 31:
Ceded life insurance in force	$42,626,274,150	40,906,249,801
Reserve credits for life insurance	107,355,528	104,044,537
Ceded health insurance in force:
Disability insurance (monthly benefit)	2,818,571	3,071,730
Long-term care insurance (daily benefit)	1,352,467	1,400,428
Reserve credits for health insurance	406,504,407	394,162,585
For the year ended December 31:
Premiums ceded	$55,515,390	51,981,891
Commissions and reinsurance expenses allowances	3,334,348	3,386,997
Claims ceded	70,966,032	60,767,262

A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(12) Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2021 and 2020.

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders. The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

In addition to the statutory restrictions on dividend distributions, the Company is further restricted by its Articles of Association. Article VII states that No cash dividend shall be paid on the Common Stock in any calendar year unless the capital, surplus and contingency reserves of the corporation shall equal or exceed seven percent (7%) of all other liabilities, with some adjustments for investment transaction reserves, separate account business, and the liability for policy dividends not yet apportioned. Further, the articles state, In addition to the foregoing limitation on the payment of cash dividends on the Common Stock, no cash dividends shall be paid in excess of ten percent (10%) of the profits of the corporation in any calendar year or in excess of seventy-five cents (0.75) for each One Thousand Dollars ($1,000.00) of insurance in force in any calendar year, whichever is the greater. Also, In addition to all other limitations upon the payment of dividends, and except as otherwise provided herein, the corporation shall not declare dividends upon its Common Stock or participating dividends to policyholders except with the approval of the holders of seventy-five percent (75%) of all issued and outstanding shares of the Common Stock.

Dividend distributions are also restricted by the Company’s Bylaws. Article II, Section 6 of the Bylaws of the Company states, In addition to the usual rights and powers of stockholders, as provided in the articles of association of the corporation and by law, the approval of the holders of seventy-five percent (75%) of all issued and outstanding Common Stock of the corporation shall be required to authorize the payment of dividends upon the capital stock of the corporation or participating dividends to policyholders.

At its regularly scheduled meeting on February 16, 2021, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $16.7 million to be paid on February 17, 2021 to the ten shareholders of record at February 16, 2021. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

At its regularly scheduled meeting on February 18, 2020, the Board of Directors of the Company declared a dividend on its outstanding common stock totaling $20 million to be paid on February 18, 2020 to the ten shareholders of record at February 18, 2020. The dividend declaration and payment was approved in accordance with the Articles of Association and Bylaws of the Company.

Unassigned surplus funds are held for the benefit of stockholders. Total unassigned surplus was $3,072,402,403 and $2,860,430,830 at December 31, 2021 and December 31, 2020, respectively.

(13) Separate Accounts

The separate accounts held by the Company relate to individual annuities and life products of a nonguaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

Separate accounts premiums and other considerations amounted to $213,615 in 2021 and $243,084 in 2020. Reserves for separate accounts with the assets at fair value were $10,056,701 and $8,830,006, at December 31, 2021 and 2020, respectively. The separate accounts had expense allowances in the amount of $255 and $12 at December 31, 2021 and 2020, respectively.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(14) Fair Value Measurements

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 — Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 — Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 — Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(a)         Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Given the Company’s investment asset strategy, a relatively small portion of the Company’s investment assets are measured at fair value. The following tables provide information as of December 31, 2021 and 2020 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	December 31, 2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$97,995,045	28,718,576	—	126,713,621
Common stocks	768,727,502	226,033,094	34,816,215	1,029,576,811
Perpetual preferred stocks	—	33,491,309	5,441,599	38,932,908
Separate account assets	—	10,056,956	—	10,056,956
Cash equivalents	48,525,402	—	—	48,525,402
Total assets at fair value	$915,247,949	298,299,935	40,257,814	1,253,805,698
Liabilities at fair value:
Separate account liabilities	$—	10,056,956	—	10,056,956
Total liabilities at fair value	$—	10,056,956	—	10,056,956

	December 31, 2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$96,541,727	—	—	96,541,727
Common stocks	576,656,556	150,762,794	30,850,380	758,269,730
Separate account assets	—	8,830,018	—	8,830,018
Cash equivalents	154,774,370	—	—	154,774,370
Total assets at fair value	$827,972,653	159,592,812	30,850,380	1,018,415,845
Liabilities at fair value:
Separate account liabilities	$—	8,830,018	—	8,830,018
Total liabilities at fair value	$—	8,830,018	—	8,830,018

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(b)         Level 1 Financial Assets and Liabilities

The Level 1 financial assets include actively traded exchange-listed equity securities, exchange traded bond mutual funds, and all cash equivalents.

(c)          Level 2 Financial Assets and Liabilities

Bonds, such as co-investments and bank loans, and preferred stocks within the fair value hierarchy of Level 2 are those which are less liquid and rely on the observable trading levels of comparable securities as inputs to determine fair value.  Common stocks within the fair value hierarchy of Level 2 are mutual funds and are based on net asset value calculated by the fund manager, which is used as the basis for current transactions. The mutual funds are not considered Level 1 as they are not traded in the open market. The Company has separate account financial assets and liabilities (divided into Subaccount Funds) that are managed and priced by external investment fund managers. As of December 31, 2021 and 2020, the separate account investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by each Fund and is derived by the fair value of the Fund’s underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the separate accounts sell and redeem shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with SSAP No. 100R differs from the characterization of an investment in the Fund.

(d)         Level 3 Financial Assets and Liabilities

The Company’s preferred stock within the fair value hierarchy of Level 3 is valued by a third party general partner whose limited partnership also owns shares. The price is based primarily on unobservable inputs. The Company also classifies privately placed equity securities in Level 3. Fair values are derived principally using unobservable inputs as there is little, if any, relevant market data.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(e)          Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets classified in Level 3 for 2020 and 2021. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

Balance at December 31, 2019	$32,471,806
Total gains or losses (realized/unrealized):
Included in net income	—
Included in surplus	(2,130,168)
Purchases, issuances and settlements	508,742
Transfers in (out) of Level 3	—
Balance at December 31, 2020	30,850,380
Total gains or losses (realized/unrealized):
Included in net income	4,995,699
Included in surplus	3,596,791
Purchases, issuances and settlements	(744,597)
Transfers in (out) of Level 3	1,559,541
Balance at December 31, 2021	$40,257,814
Total gains (losses) included in income attributable to instruments held at the reporting date	$—

Realized gains/losses on sales or impairment of equity securities are included in net income, and changes in unrealized gains/losses have been included in surplus.

Reclassifications impacting Level 3 financial instruments are reported as transfers in (out) of the Level 3 category as of the beginning of the quarter in which the transfer occurs. Therefore, gains and losses in income only reflect activity for the period the instrument was classified in Level 3.

(f)            Financial Instruments Not Carried at Fair Value

SSAP No. 100R, Fair Value, requires additional disclosures of fair value information of financial instruments. The following include disclosures for the other financial instruments not carried at fair value and not included in the above disclosure.

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not intend to dispose of or liquidate such instruments prior to maturity.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

The carrying amounts of cash, accounts receivable, and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

The carrying amounts and fair values of the Company’s debt securities and preferred stocks are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt securities and preferred stocks, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

The fair value for mortgage loans was determined on a loan-by-loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The fair value of notes payable was determined using the current market loan rate from the Federal Home Loan Bank. The carrying amount and fair value of the Company’s investments in mortgage loans and notes payable at December 31, 2021 and 2020 follow:

	2021		2020
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Commercial mortgages	$1,950,410,674	1,943,986,663	1,928,524,460	2,075,592,027
Residential mortgages	2,040,426	2,040,426	2,382,724	2,382,724
	$1,952,451,100	1,946,027,089	1,930,907,184	2,077,974,751
Notes payable	$190,853,892	191,475,055	180,873,653	187,706,147

The fair value of annuity contracts was determined to be the Company’s statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

It is not considered practicable to determine the fair value of the Company’s liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 3.7%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

(Continued)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(g)         Fair Value of all Financial Instruments

The aggregate fair value of all financial instruments as of December 31, 2021 is presented in the table below:

Type of financial	Aggregate	Admitted				Not practicable
instrument	fair value	value	Level 1	Level 2	Level 3	(carrying value)
Bonds	$11,052,397,859	10,391,615,625	247,506,814	10,797,506,329	7,384,716	—
Cash equivalents	48,525,401	48,525,401	48,525,401	—	—	—
Common stock	265,390,144	265,390,144	218,843,972	11,729,957	34,816,215	—
Mutual funds	764,186,667	764,186,667	549,883,532	214,303,135	—	—
Preferred stock	39,929,408	39,932,818	—	34,487,809	5,441,599	—
Mortgage loans	1,946,027,089	1,952,451,100	—	1,946,027,089	—	—

The aggregate fair value of all financial instruments as of December 31, 2020 is presented in the table below:

Type of financial	Aggregate	Admitted				Not practicable
instrument	fair value	value	Level 1	Level 2	Level 3	(carrying value)
Bonds	$11,278,863,047	10,283,288,144	380,370,088	10,893,553,360	4,939,609	—
Cash equivalents	154,774,370	154,774,370	154,774,370	—	—	—
Common stock	270,441,656	270,441,656	239,591,276	—	30,850,380	—
Mutual funds	487,828,074	487,828,074	337,065,280	150,762,794	—	—
Preferred stock	21,517,126	18,592,287	937,537	13,515,100	7,064,489	—
Mortgage loans	2,077,974,751	1,930,907,184	—	2,077,974,751	—	—

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2021

Investment income earned:
U.S. government bonds	$20,182,257
Other bonds (unaffiliated)	405,890,900
Preferred stocks (unaffiliated)	884,021
Common stocks (unaffiliated)	36,244,401
Mortgage loans	75,351,938
Real estate	3,061,752
Premium notes, policy loans and liens	41,707,997
Cash, cash equivalents and short-term investments	8,111
Other invested assets	108,358,643
Aggregate write-ins for investment income	1,357,567
Gross investment income	$693,047,587
Real estate owned — book value less encumbrances	$15,636,413

Mortgage loans — book value:
Residential mortgages	$1,950,410,674
Commercial mortgages	2,040,426
Total mortgage loans	$1,952,451,100

Mortgage loans by standing — book value:
Good standing	$1,952,451,100
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

Other long-term assets — statement value	$1,034,085,758

Policy loans	$574,658,252

Bonds and stocks of parents, subsidiaries and affiliates — book value:
Bonds	$—
Preferred stocks	—
Common stocks	—

Bonds, short-term investments, and cash equivalents by maturity — statement value:
Due within one year or less	$838,180,491
Over 1 year through 5 years	3,884,463,073
Over 5 years through 10 years	3,909,882,873
Over 10 years through 20 years	1,534,410,835
Over 20 years	273,203,755
Total by maturity	$10,440,141,027

(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2021

Bonds, short-term investments, and cash equivalents by class — statement value:
Class 1	$5,927,349,717
Class 2	4,019,343,853
Class 3	365,116,545
Class 4	54,442,014
Class 5	38,782,353
Class 6	35,106,545
Total by class	$10,440,141,027
Total bonds, short-term investments and cash equivalents, publicly traded	$6,844,156,982
Total bonds, short-term investments and cash equivalents, privately placed	3,595,984,045
Preferred stocks — statement value	39,932,818
Common stocks (unaffiliated) — fair value	1,029,576,811
Short-term investments — book value	—
Cash equivalents — book value	48,525,402
Options, caps and floors owned — statement value	—
Options, caps and floors written and in force — statement value	—
Collar, swap and forward agreements open — statement value	—
Futures contracts open — current value	—
Cash on deposit	33,218,564
Life insurance in force:
Industrial	$—
Ordinary	179,742,419,000
Credit life	—
Group life	2,121,158,000

Amount of accidental death insurance in force under ordinary policies	$535,212,000

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	28,084,040,000
Credit life	—
Group life	2,121,123,000

Supplementary contracts in force:
Ordinary — not involving life contingencies:
Amount on deposit	$4,035,163
Income payable	17,869,977

Ordinary — involving life contingencies:
Income payable	$23,969,788

Group — not involving life contingencies:
Amount on deposit	$—
Income payable	—

Group — involving life contingencies:
Income payable	$—

(Continued)

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

December 31, 2021

Annuities:
Ordinary:
Immediate — amount of income payable	$17,067,031
Deferred — fully paid account balance	529,105,276
Deferred — not fully paid — account balance	2,292,624,221
Group:
Amount of income payable	$81,360
Fully paid account balance	—
Not fully paid — account balance	45,945,532

Accident and health insurance — premiums in force:
Other	$24,835,408
Group	3,421,618
Credit	—

Deposit funds and dividend accumulations:
Deposit funds — account balance	$513,469,666
Dividend accumulations — account balance	223,087,528

Claim payments 2021
Group accident and health — year ended December 31, 2021:
2021	$(29,000)
2020	177,000
2019	127,000
2018	67,000
2017	37,000
Prior	479,000

Other accident and health — year ended December 31, 2021:
2021	$1,468,000
2020	1,523,000
2019	1,174,000
2018	853,000
2017	677,000
Prior	2,046,000

See accompanying independent auditors’ report.

Schedule 2

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2021

(In thousands)

			Admitted assets as
			reported in the
Investment categories	Gross investment holdings		annual statement
Long-term bonds (Schedule D Part 1):
U.S. governments	$621,719	4.109%	$621,719	4.112%
All other governments	36,758	0.243	36,758	0.243
U.S. states, territories and possessions, etc. guaranteed	27,878	0.184	27,878	0.184
U.S. political subdivisions of states, territories and possessions	230,211	1.522	230,211	1.523
U.S. special revenue and special assessment obligations	1,805,039	11.931	1,805,039	11.938
Industrial and miscellaneous	7,527,306	49.754	7,527,306	49.782
Hybrid securities	41,716	0.276	41,716	0.276
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	97,995	0.648	97,995	0.648
Bank loans	2,994	0.020	2,994	0.020
Total long-term bonds	10,391,616	68.686	10,391,616	68.725

Preferred stocks (Schedule D, Part 2, Section 1):
Industrial and miscellaneous (Unaffiliated)	39,933	0.264	39,933	0.264
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	39,933	0.264	39,933	0.264

Common stocks (Schedule D, Part 2, Section 2):
Industrial and miscellaneous Publicly traded (Unaffiliated)	204,568	1.352	204,568	1.353
Industrial and miscellaneous Other (Unaffiliated)	49,092	0.324	49,092	0.325
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—
Mutual Funds	764,187	5.051	764,187	5.054
Unit investment trusts	—	—	—	—
Closed-end funds	11,730	0.078	11,730	0.078
Total common stocks	1,029,577	6.805	1,029,577	6.809

Mortgage loans (Schedule B):
Farm mortgages	—	—	—	—
Residential mortgages	2,040	0.013	2,040	0.013
Commercial mortgages	1,950,411	12.892	1,950,411	12.899
Mezzanine real estate loans	—	—	—	—
Total mortgages loans	1,952,451	12.905	1,952,451	12.913

Real estate (Schedule A)
Properties occupied by company	14,547	0.096	14,547	0.096
Properties held for production of income	1,089	0.007	1,089	0.007
Properties held for sale	—	—	—	—
Total real estate	15,636	0.103	15,636	0.103

Cash, cash equivalents and short-term investments:
Cash (Schedule E, Part 1)	33,219	0.220	33,219	0.220
Cash equivalents (Schedule E, Part 2)	48,525	0.321	48,525	0.321
Short-term investments (Schedule DA)	—	—	—	—
Total cash, cash equivalents and short-term investment	81,744	0.540	81,744	0.541

Contract loans	574,658	3.798	574,658	3.801
Derivatives (Schedule DB)	—	—	—	—
Other invested assets (Schedule BA)	1,042,635	6.892	1,034,086	6.839
Receivables for securities	888	0.006	888	0.006
Securities Lending (Schedule DL, Part 1)	—	—	—	—
Other invested assets (Page 2, Line 11)	—	—	—	—
Total invested assets	$15,129,138	100.000%	$15,120,589	100.000%

See accompanying independent auditors’ report.

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2021

(In thousands)

1)	Total admitted assets (excluding separate account assets):	$15,719,873

2)	Ten largest exposures to a single issuer/borrower/investment:

Issuer	Description of exposure	Amount	Percentage
WEC Energy Group, Inc.	Indust. & Misc. - Issuer Obligations	$65,061	0.4%
Duke Energy Corporation	Indust. & Misc. - Issuer Obligations	63,202	0.4
Entergy Corporation	Indust. & Misc. - Issuer Obligations	62,388	0.4
GC Advisors LLC	Indust. & Misc. - Common Stock - Publicly Traded; Indust. & Misc. - Common Stock - Other	56,048	0.4
Exelon Corporation	Indust. & Misc. - Issuer Obligations	51,961	0.3
Berkshire Hathaway Inc.	Indust. & Misc. - Issuer Obligations	51,955	0.3
Wells Fargo & Company	Indust. & Misc. - Issuer Obligations; Hybrid Securities - Issuer Obligations	51,864	0.3
Iberdrola, S.A.	Indust. & Misc. - Issuer Obligations	51,132	0.3
Unilever PLC	Indust. & Misc. - Issuer Obligations	50,650	0.3
FirstEnergy Corp.	Indust. & Misc. - Issuer Obligations	50,421	0.3

3)	Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage	Stocks	Amount	Percentage
NAIC-1	$5,878,824	37.4%	P/RP-1	$1,261	N/M
NAIC-2	4,019,344	25.6	P/RP-2	20,725	0.1
NAIC-3	365,117	2.3	P/RP-3	7,011	N/M
NAIC-4	54,442	0.3	P/RP-4	494	N/M
NAIC-5	38,782	0.2	P/RP-5	10,442	0.1
NAIC-6	35,107	0.2	P/RP-6	—	—

4)	Admitted assets held in foreign investments:

	Amount	Percentage
Total admitted assets held in foreign investments	$1,289,140	8.2%
Foreign-currency denominated investments	—	—
Insurance liabilities denominated in that same foreign currency	—	—

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$1,183,404	7.5%
Countries rated by NAIC-2	94,758	0.6
Countries rated by NAIC-3 or below	10,978	0.1

6)	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country:
Australia	$389,040	2.5%
UK	235,548	1.5
Countries rated NAIC-2:
Country:
Mexico	$59,943	0.4
Panama	14,977	0.1
Countries rated NAIC-3 or below:
Country:
Colombia	$6,681	N/M
Morocco	2,283	N/M

7)	Aggregate unhedged foreign currency exposure:	—	—

8)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$—	—%
Countries rated by NAIC-2	—	—
Countries rated by NAIC-3 or below	—	—

9)	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:	$—	—%
Countries rated NAIC-2:	—	—
Countries rated NAIC-3 or below:	—	—

N/M — Not meaningful

See accompanying independent auditors’ report.

(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2021

(In thousands)

10)	Ten largest nonsovereign foreign issues:

Issuer	NAIC Rating	Amount	Percentage
Equinor ASA	1	$30,851	0.2%
Rolls-Royce Holdings plc	2, 3	29,714	0.2
Mitsubishi HC Capital Inc.	2	19,000	0.1
Royal Dutch Shell plc	1	18,698	0.1
AquaSure Holdings Pty Ltd	1	17,000	0.1
Johnson Matthey Plc	1	17,000	0.1
Landsvirkjun	2	15,500	0.1
Farringford N.V.	2	15,000	0.1
Australia Pacific LNG Pty Ltd.	2	15,000	0.1
Dionysus Aviation Designated Activity Company	2	15,000	0.1

11)	Assets held in Canadian investments total $227,318 or 1.45% of the Company’s total admitted assets.

12)	There were no admitted assets held in investments with contractual sales restrictions.

13)	Ten largest equity interests:

Issuer	Investment category	Amount	Percentage
SPDR S&P 500 ETF	Mutual Funds — Common Stocks	$221,812	1.4%
Vanguard 500 IDX ETF	Mutual Funds — Common Stocks	125,427	0.8
Touchstone:SDS CP EMG I	Mutual Funds — Common Stocks	73,489	0.5
Phaeacian Glo Val Inst	Mutual Funds — Common Stocks	63,630	0.4
IShares:Core MSCI EAFE	Mutual Funds — Common Stocks	58,063	0.4
Pimco:Income Inst.	Mutual Funds — Common Stocks	49,597	0.3
Invesco QQQ Trust 1	Mutual Funds — Common Stocks	32,372	0.2
Golub Capital BDC ORD	Industrial, Misc. — Common Stocks	31,032	0.2
TCW:EM Mkts Income I	Mutual Funds — Common Stocks	27,587	0.2
Golub Capital Inv Corp BDC Common	Industrial, Misc. — Common Stocks	25,016	0.2

14)	Assets held in nonaffiliated, privately placed equities total $49,092 or 0.31% of the Company’s total admitted assets.

15)	There were no admitted assets held in general partnership interests.

16)	Ten largest aggregate mortgage interests:

Issuer	Investment category	Amount	Percentage
Sawmill Creek Apartments, LLC	Commercial	$16,870	0.1%
Springs of Royal Oaks Apartments, LLC	Commercial	15,851	0.1
Carriage Crossing Apartments, LLC	Commercial	15,603	0.1
BOP Partnership 2	Commercial	15,000	0.1
Campbell Project Parnters, LLC	Commercial	14,452	0.1
H Capital Partners - Texas LLC	Commercial	14,170	0.1
Brentwood Plaza, LLC	Commercial	13,809	0.1
Lost Hills Office Parnters, LLC	Commercial	13,408	0.1
Stirling Industrial Park, JV	Commercial	13,349	0.1
1902 Orange Tree Lane, LLC	Commercial	12,544	0.1

Amount and percentage of Company’s total admitted assets held in the following categories of mortgage loans:

Loans
Construction loans	$—	—%
Mortgage loans over 90 days past due	—	—
Mortgage loans in the process of foreclosure	—	—
Mortgage loans foreclosed	—	—
Restructured mortgage loans	—	—

N/M — Not meaningful

See accompanying independent auditors’ report.

(Continued)

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2021

(In thousands)

17)      Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-value	Residential		Commercial		Agricultural
Above 95%	$—	—%	$—	—%	$—	—%
91% to 95%	—	—	—	—	—	—
81% to 90%	—	—	—	—	—	—
71% to 80%	—	—	—	—	—	—
Below 70%	2,040	N/M	1,950,411	12.4	—	—

18)      There were no assets held in real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company’s total admitted assets.

19)      There were no admitted assets held in investments held in mezzanine real estate loans.

20)      Total admitted assets subject to the following types of agreements:

	At year-end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$—	—%	$—	—	—
Repurchase	—	—	—	—	—
Reverse repurchase	—	—	—	—	—
Dollar repurchase	—	—	—	—	—
Dollar reverse repurchase	—	—	—	—	—

21)      Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	—	$—	—
Income generation	—	—	—	—
Other	—	—	—	—

22)      Potential exposure for collars, swaps and forwards:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

23)      Potential exposure for futures contracts:

At end of each quarter
	At year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	—%	$—	—	—
Income generation	—	—	—	—	—
Replications	—	—	—	—	—
Other	—	—	—	—	—

N/M — Not meaningful

See accompanying independent auditors’ report.

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.              Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.              Has Southern Farm Bureau Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2021

3.              Does Southern Farm Bureau Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)         Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)         Provisions that permit settlements to be made less frequently than quarterly;

(c)          Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)         The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.              Has Southern Farm Bureau Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance — new for the reporting period	Yes ☐ No ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

(Continued)

Schedule 4

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Supplemental Schedule of Reinsurance Risk Interrogatories

Year ended December 31, 2021

5.              Has Southern Farm Bureau Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)         Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A☐

(b)         Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

N/A

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Financial Statements

December 31, 2021 and 2020

(With Report of Independent Registered
 Public Accounting Firm Thereon)

KPMG LLP

Suite 1100

One Jackson Place

188 East Capitol Street

Jackson, MS 39201-2127

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Southern Farm Bureau Life Insurance Company and

Contract holders of Southern Farm Bureau Life Variable Life Account:

Opinion on the Financial statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise the Southern Farm Bureau Life Variable Life Account (the Separate Account) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) including the financial highlights for each of the years in the five-year period then ended in Note 6. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2002.

Jackson, Mississippi

April 25, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Fidelity VIP Contrafund Subaccount (Contrafund)

Fidelity VIP Growth Subaccount (Growth)

Fidelity VIP High Income Subaccount (High Income)

Fidelity VIP Index 500 Subaccount (Index 500)

Fidelity VIP Mid Cap Subaccount (Mid Cap)

Fidelity VIP Overseas Subaccount (Overseas)

Fidelity VIP Equity-Income Subaccount (Equity-Income)

Fidelity VIP Value Strategies Subaccount (Value Strategies)

Fidelity VIP Dynamic Capital Appreciation Subaccount (Dynamic Capital)

Fidelity VIP Investment Grade Bond Subaccount (Investment Grade Bond)

Fidelity VIP Disciplined Small Cap Subaccount (Disciplined Small Cap)

T. Rowe Price Equity Income Subaccount (Equity Income)

T. Rowe Price Mid-Cap Growth Subaccount (Mid-Cap Growth)

T. Rowe Price Personal Strategy Balanced Subaccount (Personal Strategy Balanced)

T. Rowe Price Blue Chip Growth Subaccount (Blue Chip)

T. Rowe Price Limited-Term Bond Subaccount (Limited-Term Bond)

T. Rowe Price Government Money Subaccount (Prime Reserve)

Franklin Income VIP Subaccount (Income Securities)

Franklin Small Cap Value VIP Subaccount (Small Cap Value)

Franklin Small-Mid Cap Growth VIP Subaccount (Small-Mid Cap)

Franklin Mutual Shares VIP Subaccount (Mutual Shares)

Templeton Global Bond VIP Subaccount (Global Income)

Franklin Rising Dividends VIP Subaccount (Rising Dividends)

2

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Assets and Liabilities

December 31, 2021

										Investment
			High				Equity-	Value	Dynamic	Grade	Disciplined
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Bond	Small Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$530,012	380,321	30,164	218,998	598,934	397,370	100,903	20,796	17,463	70,470	3,310
Liabilities	—	—	—	—	—	—	—	—	—	—	—
Net assets	$530,012	380,321	30,164	218,998	598,934	397,370	100,903	20,796	17,463	70,470	3,310
Accumulation units	$530,012	380,321	30,164	218,998	598,934	397,370	100,903	20,796	17,463	70,470	3,310
Total net assets	$530,012	380,321	30,164	218,998	598,934	397,370	100,903	20,796	17,463	70,470	3,310
Investments in shares of mutual funds, at cost	$346,643	269,193	30,440	113,569	493,405	280,357	86,971	16,440	11,526	68,029	2,254
Shares of mutual funds owned	9,752.43	3,713.20	5,745.57	467.67	14,549.38	13,571.80	3,858.81	1,268.07	890.09	5,278.67	162.41
Accumulation units outstanding	6,889.78	4,549.24	947.54	3,185.24	11,187.21	9,112.22	4,004.23	702.37	407.55	4,461.54	104.11
Accumulation unit value	$76.93	83.60	31.83	68.75	53.54	43.61	25.20	29.61	42.85	15.79	31.79

(Continued)

3

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Assets and Liabilities

December 31, 2021

			Personal
	Equity	Mid-Cap	Strategy		Limited-	Prime	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Balanced	Blue Chip	Term Bond	Reserve	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$411,518	69,053	307,533	177,560	150,475	60,672	—	94,977	23,763	9,667	1,186	4,488
Liabilities	—	—	—	—	—	—	—	—	—	—	—	—
Net assets	$411,518	69,053	307,533	177,560	150,475	60,672	—	94,977	23,763	9,667	1,186	4,488
Accumulation units	$411,518	69,053	307,533	177,560	150,475	60,672	—	94,977	23,763	9,667	1,186	4,488
Total net assets	$411,518	69,053	307,533	177,560	150,475	60,672	—	94,977	23,763	9,667	1,186	4,488
Investments in shares of mutual funds, at cost	$374,916	55,450	277,033	100,976	148,625	60,672	—	80,527	17,394	9,316	1,430	3,208
Shares of mutual funds owned	13,685.32	2,003.28	13,589.64	3,342.61	30,646.73	60,671.50	0.01	5,153.41	889.35	492.73	85.81	122.15
Accumulation units outstanding	8,949.85	647.41	7,465.67	3,438.08	11,374.32	6,030.59	—	3,203.80	579.54	495.37	86.76	118.64
Accumulation unit value	$45.98	106.66	41.19	51.65	13.23	10.06	19.89	29.65	41.00	19.52	13.67	37.82

See accompanying notes to financial statements.

4

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2021

										Investment
			High				Equity-	Value	Dynamic	Grade	Disciplined
	Contrafund	Growth	Income	Index 500	Mid Cap	Overseas	Income	Strategies	Capital	Bond	Small Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Reinvested dividends	$293	—	1,591	2,524	3,445	1,974	1,792	299	66	1,427	13
Expenses:
Mortality and expense risk charges	(4,981)	(3,674)	(309)	(2,099)	(5,838)	(3,883)	(965)	(199)	(167)	(722)	(33)
Net investment income (loss)	(4,688)	(3,674)	1,282	425	(2,393)	(1,909)	827	100	(101)	705	(20)
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	7,408	5,195	58	8,324	7,145	6,457	444	45	75	206	12
Reinvested capital gains	60,321	72,427	—	1,486	89,663	27,985	10,432	1,640	1,418	1,888	56
Total realized gains (losses) on investments	67,729	77,622	58	9,810	96,808	34,442	10,876	1,685	1,493	2,094	68
Change in unrealized appreciation (depreciation) of investments	48,767	(5,074)	(370)	37,971	24,327	30,052	7,357	3,267	1,915	(3,940)	474
Net increase (decrease) in net assets from operations	$111,808	68,874	970	48,206	118,742	62,585	19,060	5,052	3,307	(1,141)	522

(Continued)

5

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Operations

Year ended December 31, 2021

			Personal
	Equity	Mid-Cap	Strategy		Limited-	Prime	Income	Small Cap	Small-	Mutual	Global	Rising
	Income	Growth	Balanced	Blue Chip	Term Bond	Reserve	Securities	Value	Mid Cap	Shares	Income	Dividends
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Reinvested dividends	$6,086	—	2,952	—	1,980	6	—	1,023	—	287	—	41
Expenses:
Mortality and expense risk charges	(4,039)	(691)	(3,158)	(1,753)	(1,551)	(643)	—	(941)	(245)	(97)	(11)	(41)
Net investment income (loss)	2,047	(691)	(206)	(1,753)	429	(637)	—	82	(245)	190	(11)	—
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	1,169	728	3,347	2,360	113	—	—	(49)	215	24	(5)	8
Reinvested capital gains	28,639	6,909	28,376	18,917	912	—	—	2,284	2,330	—	—	123
Total realized gains (losses) on investments	29,808	7,637	31,723	21,277	1,025	—	—	2,235	2,545	24	(5)	131
Change in unrealized appreciation (depreciation) of investments	49,831	1,416	(5,974)	5,416	(2,833)	—	—	16,077	(320)	1,281	(49)	778
Net increase (decrease) in net assets from operations	$81,686	8,362	25,543	24,940	(1,379)	(637)	—	18,394	1,980	1,495	(65)	909

See accompanying notes to financial statements.

6

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Contrafund		Growth		High Income		Index 500		Mid Cap		Overseas
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,688)	(3,061)	(3,674)	(2,730)	1,282	1,115	425	1,116	(2,393)	(1,757)	(1,909)	(1,924)
Total realized gains (losses) on investments	67,729	9,404	77,622	48,773	58	(115)	9,810	23,119	96,808	(5,349)	34,442	9,695
Change in unrealized appreciation (depreciation) of investments	48,767	94,913	(5,074)	56,242	(370)	(520)	37,971	3,861	24,327	79,520	30,052	35,422
Net increase (decrease) in net assets from operations	111,808	101,256	68,874	102,285	970	480	48,206	28,096	118,742	72,414	62,585	43,193
Contract transactions:
Transfers of net premiums	19,909	22,313	9,797	10,678	1,893	2,086	8,361	10,049	27,524	32,029	20,259	21,960
Transfers of surrenders and death benefits	(10,224)	(3,502)	—	(26,035)	—	—	(10,497)	(22,246)	(17,359)	(25,666)	(17,527)	(17,964)
Transfers of policy loans	2,547	(3,414)	1,098	1,248	—	369	(193)	(173)	1,874	(321)	722	845
Transfers of administrative charges	(22,412)	(25,128)	(14,491)	(14,778)	(1,376)	(2,233)	(10,306)	(11,440)	(25,712)	(26,359)	(13,369)	(14,454)
Transfers between subaccounts, including the Declared Interest Option account	—	(18,931)	162	(19,020)	(649)	(128)	—	(31,711)	92	(40,398)	115	(14,644)
Net increase (decrease) in net assets from contract transactions	(10,180)	(28,662)	(3,434)	(47,907)	(132)	94	(12,635)	(55,521)	(13,581)	(60,715)	(9,800)	(24,257)
Total increase (decrease) in net assets	101,628	72,594	65,440	54,378	838	574	35,571	(27,425)	105,161	11,699	52,785	18,936
Net assets at beginning of year	428,384	355,790	314,881	260,503	29,326	28,752	183,427	210,852	493,773	482,074	344,585	325,649
Net assets at end of year	$530,012	428,384	380,321	314,881	30,164	29,326	218,998	183,427	598,934	493,773	397,370	344,585

(Continued)

7

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Equity-Income		Value Strategies		Dynamic Capital		Investment Grade Bond		Disciplined Small Cap
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$827	623	100	75	(101)	(97)	705	785	(20)	(9)
Total realized gains (losses) on investments	10,876	6,017	1,685	568	1,493	172	2,094	359	68	(350)
Change in unrealized appreciation (depreciation) of investments	7,357	(2,283)	3,267	1,284	1,915	3,382	(3,940)	4,236	474	516
Net increase (decrease) in net assets from operations	19,060	4,357	5,052	1,927	3,307	3,457	(1,141)	5,380	522	157
Contract transactions:
Transfers of net premiums	4,280	4,882	250	1,241	114	114	4,928	5,273	197	256
Transfers of surrenders and death benefits	(214)	(2,435)	—	—	—	—	(169)	(2,414)	—	(1,596)
Transfers of policy loans	—	(26)	—	—	(9)	(8)	—	(20)	(5)	(4)
Transfers of administrative charges	(2,183)	(2,571)	(163)	(587)	(132)	(114)	(1,690)	(2,218)	(75)	(101)
Transfers between subaccounts, including the Declared Interest Option account	(881)	(4,818)	—	(14,214)	—	—	(1,706)	2,229	—	—
Net increase (decrease) in net assets from contract transactions	1,002	(4,968)	87	(13,560)	(27)	(8)	1,363	2,850	117	(1,445)
Total increase (decrease) in net assets	20,062	(611)	5,139	(11,633)	3,280	3,449	222	8,230	639	(1,288)
Net assets at beginning of year	80,841	81,452	15,657	27,290	14,183	10,734	70,248	62,018	2,671	3,959
Net assets at end of year	$100,903	80,841	20,796	15,657	17,463	14,183	70,470	70,248	3,310	2,671

(Continued)

8

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Equity Income		Mid-Cap Growth		Personal Strategy Balanced		Blue Chip		Limited-Term Bond		Prime Reserve
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,047	3,936	(691)	(538)	(206)	910	(1,753)	(1,365)	429	1,329	(637)	(504)
Total realized gains (losses) on investments	29,808	3,795	7,637	3,403	31,723	8,103	21,277	7,604	1,025	96	—	—
Change in unrealized appreciation (depreciation) of investments	49,831	(12,784)	1,416	7,777	(5,974)	25,207	5,416	31,864	(2,833)	3,691	—	—
Net increase (decrease) in net assets from operations	81,686	(5,053)	8,362	10,642	25,543	34,220	24,940	38,103	(1,379)	5,116	(637)	(504)
Contract transactions:
Transfers of net premiums	21,160	24,266	2,391	2,426	17,126	20,781	4,399	4,173	14,520	15,440	6,653	8,364
Transfers of surrenders and death benefits	(12,077)	(19,817)	—	(2,552)	(14,462)	(14,969)	(242)	(714)	(163)	(4,507)	(155)	(1,019)
Transfers of policy loans	3,191	(3,594)	(107)	(103)	3,895	(3,546)	—	(42)	(61)	(44)	(36)	(38)
Transfers of administrative charges	(20,010)	(21,778)	(3,119)	(3,104)	(14,539)	(16,928)	(3,477)	(3,579)	(7,904)	(9,460)	(7,385)	(7,687)
Transfers between subaccounts, including the Declared Interest Option account	—	(12,831)	—	—	92	(23,338)	(1,451)	2,068	(1,596)	1,118	(581)	(450)
Net increase (decrease) in net assets from contract transactions	(7,736)	(33,754)	(835)	(3,333)	(7,888)	(38,000)	(771)	1,906	4,796	2,547	(1,504)	(830)
Total increase (decrease) in net assets	73,950	(38,807)	7,527	7,309	17,655	(3,780)	24,169	40,009	3,417	7,663	(2,141)	(1,334)
Net assets at beginning of year	337,568	376,375	61,526	54,217	289,878	293,658	153,391	113,382	147,058	139,395	62,813	64,147
Net assets at end of year	$411,518	337,568	69,053	61,526	307,533	289,878	177,560	153,391	150,475	147,058	60,672	62,813

(Continued)

9

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2021 and 2020

	Income Securities		Small Cap Value		Small-Mid Cap		Mutual Shares		Global Income		Rising Dividends
	Subaccount		Subaccount		Subaccount		Subaccount		Subaccount		Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	—	82	401	(245)	(174)	190	150	(11)	89	—	12
Total realized gains (losses) on investments	—	—	2,235	2,420	2,545	1,940	24	284	(5)	(2)	131	149
Change in unrealized appreciation (depreciation) of investments	—	—	16,077	330	(320)	5,896	1,281	(940)	(49)	(162)	778	295
Net increase (decrease) in net assets from operations	—	—	18,394	3,151	1,980	7,662	1,495	(506)	(65)	(75)	909	456
Contract transactions:
Transfers of net premiums	—	—	3,748	3,862	367	403	67	69	89	—	141	143
Transfers of surrenders and death benefits	—	—	(230)	(428)	(256)	—	—	—	—	—	—	—
Transfers of policy loans	—	—	(4)	(23)	(6)	(19)	—	—	—	—	—	—
Transfers of administrative charges	—	—	(2,071)	(1,891)	(232)	(225)	(75)	(67)	(7)	(8)	(44)	(47)
Transfers between subaccounts, including the Declared Interest Option account	—	—	—	3,201	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets from contract transactions	—	—	1,443	4,721	(127)	159	(8)	2	82	(8)	97	96
Total increase (decrease) in net assets	—	—	19,837	7,872	1,853	7,821	1,487	(504)	17	(83)	1,006	552
Net assets at beginning of year	—	—	75,140	67,268	21,910	14,089	8,180	8,684	1,169	1,252	3,482	2,930
Net assets at end of year	$—	—	94,977	75,140	23,763	21,910	9,667	8,180	1,186	1,169	4,488	3,482

See accompanying notes to financial statements.

10

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

(1)         Organization and Significant Accounting Policies

(a)         Organization

Southern Farm Bureau Life Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable life insurance policies issued by the Company. The Account commenced operations on August 1, 2002.

At the direction of eligible policy owners, the Account currently invests in 23 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests exclusively in shares of
Fidelity Variable Insurance Products Funds:
Fidelity VIP Contrafund (Contrafund)	VIP Contrafund Portfolio (Initial Class)
Fidelity VIP Growth (Growth)	VIP Growth Portfolio (Initial Class)
Fidelity VIP High Income (High Income)	VIP High Income Portfolio (Initial Class)
Fidelity VIP Index 500 (Index 500)	VIP Index 500 Portfolio (Initial Class)
Fidelity VIP Mid Cap (Mid Cap)	VIP Mid Cap Portfolio (Initial Class)
Fidelity VIP Overseas (Overseas)	VIP Overseas Portfolio (Initial Class)
Fidelity VIP Equity-Income (Equity-Income)	VIP Equity-Income Portfolio (Initial Class)
Fidelity VIP Value Strategies (Value Strategies)	VIP Value Strategies Portfolio (Initial Class)
Fidelity VIP Dynamic Capital Appreciation (Dynamic Capital)	VIP Dynamic Capital Appreciation Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond (Investment Grade Bond)	VIP Investment Grade Bond Portfolio (Initial Class)
Fidelity VIP Disciplined Small Cap (Disciplined Small Cap)	VIP Disciplined Small Cap Portfolio (Initial Class)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income (Equity Income)	Equity Income Portfolio
T. Rowe Price Mid-Cap Growth (Mid-Cap Growth)	Mid-Cap Growth Portfolio
T. Rowe Price Personal Strategy Balanced (Personal Strategy Balanced)	Moderate Allocation Portfolio
T. Rowe Price Blue Chip Growth (Blue Chip)	Blue Chip Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.:
T. Rowe Price Limited-Term Bond (Limited-Term Bond)	Limited-Term Bond Portfolio
T. Rowe Price Government Money (Prime Reserve)*	Government Money Portfolio

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP (Income Securities)	Franklin Income VIP Fund (Class 1)
Franklin Small Cap Value VIP (Small Cap Value)	Franklin Small Cap Value VIP Fund (Class 1)
Franklin Small-Mid Cap Growth VIP (Small-Mid Cap)	Franklin Small-Mid Cap Growth VIP Fund (Class 1)
Franklin Mutual Shares VIP (Mutual Shares)	Franklin Mutual Shares VIP Fund (Class 1)
Templeton Global Bond VIP (Global Income)	Templeton Global Bond VIP Fund (Class 1)
Franklin Rising Dividends VIP (Rising Dividends)	Franklin Rising Dividends VIP Fund (Class 1)

(Continued)

11

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

*The Prime Reserve subaccount, which invests in shares of T. Rowe Price Fixed Income Series, Inc. Government Money Portfolio will be replaced in 2022 by the Fidelity VIP Government Money Market Portfolio (Initial Class).

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and separate from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account, which is held and administered by the Company. The DIO account is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

(b)         Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the respective Fund. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the respective Fund on the payable date.

(c)          Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(d)         Fair Value Measurements

Investments in the Funds are stated at the closing net asset value per share on December 31, 2021, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. The Account applies Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement (Topic 820). Topic 820 defines fair value as the price that the Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in nonactive markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks.

(Continued)

12

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the reporting entity’s own assumptions in determining the fair value of the investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2021, the Account’s investments in the Funds are valued within the above fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds’ underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Account sells and redeems shares at net asset value with the Funds. The characterization of the underlying securities held by the Funds in accordance with Topic 820 differs from the characterization of an investment in the Fund.

(e)          Subsequent Events

The Account has evaluated subsequent events through April 25, 2022, the date the financial statements were issued.

(2)         Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Premium Expense Charge: The Company deducts a premium expense charge from each premium payment for each policy year to compensate itself for policy-related distribution expenses. The remaining amount (the net premium) is credited to the Accumulated Value according to the allocation instructions. For policies issued prior to May 1, 2008, the charge is equal to 10% of premiums up to the basic annual premium and 3% in excess of the basic annual premium. For policies issued on or after May 1, 2008, the charge is 10% of the target premium and 3% in excess of the target premium.

Monthly Deduction: The Company deducts a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. The Company will make deductions from each subaccount and the DIO account on a pro-rata basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has three components:

1.              a cost of insurance charge

2.              a monthly policy expense equal to $6 for policies issued prior to May 1, 2008, $10 for the first 5 Policy Years and $6 thereafter for policies issued on or after May 1, 2008

3.              charges for any riders

(Continued)

13

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

Mortality and Expense Risk Charge: The Company deducts a daily charge from each Subaccount (not the DIO account) to compensate itself for certain mortality and expense risks it assumes. This charge is equal to:

•                  The assets in each subaccount, multiplied by

•                  0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all policy years.

Surrender Charges: If the policyholder fully surrenders the Policy (or it lapses) during the first 10 Policy Years, the Company deducts surrender charges from the Accumulated Value. The surrender charge begins at 50% of the basic annual premium on policies issued prior to May 1, 2008 or 50% of the surrender charge base on policies issued on or after May 1, 2008 in the 1st year, and declines 5% each year until the 11th year at which time the surrender charge will be 0%. Additional 10-year surrender charges are associated with certain increases in death benefit (Specified Amount) as selected by the policyholder in accordance with the policy terms.

Withdrawal Charges: For each withdrawal, the Company will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge: The Company may currently charge $25 for the 13th and each additional transfer among the subaccounts and the DIO account during a policy year.

(3)         Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

The Account applies FASB ASC Topic 740, Income Taxes (Topic 740). Topic 740 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. With limited exception, the Account is no longer subject to U.S. federal, state, and local audits by tax authorities for 2014 and earlier tax years.

(Continued)

14

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

(4)         Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year ended December 31, 2021:

	Cost of	Proceeds
Subaccount	purchases	from sales
Contrafund	$68,140	$22,656
Growth	76,536	11,196
High Income	2,559	1,409
Index 500	5,759	16,484
Mid Cap	103,780	30,027
Overseas	39,122	22,834
Equity-Income	14,357	2,091
Value Strategies	2,080	252
Dynamic Capital	1,543	252
Investment Grade Bond	6,554	2,598
Disciplined Small Cap	186	33
Equity Income	47,067	24,118
Mid-Cap Growth	7,837	2,455
Personal Strategy Balanced	40,816	20,534
Blue Chip	20,308	3,916
Limited-Term Bond	9,770	3,633
Prime Reserve	2,584	4,727
Income Securities	—	—
Small Cap Value	5,034	1,226
Small-Mid Cap	2,520	562
Mutual Shares	333	151
Global Income	89	18
Rising Dividends	259	41

(Continued)

15

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

(5)         Changes from Units Outstanding

Transactions in units of each subaccount were as follows for the years ended December 31, 2021 and 2020:

	2021			2020
			Net			Net
			increase			increase
Subaccount	Purchased	Redeemed	(decrease)	Purchased	Redeemed	(decrease)
Contrafund	334	489	(155)	527	1,042	(515)
Growth	147	191	(44)	226	1,043	(817)
High Income	61	65	(4)	85	82	3
Index 500	138	348	(210)	223	1,394	(1,171)
Mid Cap	603	880	(277)	1,149	2,776	(1,627)
Overseas	528	776	(248)	980	1,741	(761)
Equity-Income	185	146	39	555	808	(253)
Value Strategies	9	6	3	71	678	(607)
Dynamic Capital	3	3	—	4	4	—
Investment Grade Bond	312	225	87	599	405	194
Disciplined Small Cap	6	2	4	13	87	(74)
Equity Income	575	747	(172)	879	1,941	(1,062)
Mid-Cap Growth	23	32	(9)	32	84	(52)
Personal Strategy Balanced	532	731	(199)	734	1,870	(1,136)
Blue Chip	90	109	(19)	247	186	61
Limited-Term Bond	1,090	730	360	1,380	1,185	195
Prime Reserve	660	808	(148)	820	902	(82)
Income Securities	—	—	—	—	—	—
Small Cap Value	133	81	52	415	207	208
Small-Mid Cap	9	12	(3)	15	9	6
Mutual Shares	3	4	(1)	5	5	—
Global Income	6	—	6	—	—	—
Rising Dividends	4	1	3	6	2	4

(Continued)

16

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

(6)         Financial Highlights

The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2021, 2020, 2019, 2018 and 2017:

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Contrafund:
2021	6,890	$76.93	$530,012	0.06%	1.05%	26.51%
2020	7,045	60.81	428,384	0.25	1.05	29.21
2019	7,560	47.06	355,790	0.69	1.05	30.21
2018	11,061	36.14	399,784	0.69	1.05	(7.35)
2017	12,205	39.01	476,126	1.02	1.05	20.61

Growth:
2021	4,549	83.60	380,321	0.00	1.05	21.93
2020	4,593	68.56	314,881	0.08	1.05	42.40
2019	5,410	48.15	260,503	0.22	1.05	32.92
2018	8,887	36.22	321,919	0.24	1.05	(1.21)
2017	9,545	36.67	350,015	0.22	1.05	33.73

High Income:
2021	948	31.83	30,164	5.38	1.05	3.33
2020	952	30.81	29,326	5.07	1.05	1.68
2019	948	30.30	28,752	3.92	1.05	13.91
2018	1,483	26.60	39,461	4.95	1.05	(4.30)
2017	1,744	27.79	48,480	5.34	1.05	5.83

Index 500:
2021	3,185	68.75	218,998	1.25	1.05	27.24
2020	3,395	54.03	183,427	1.63	1.05	17.01
2019	4,566	46.18	210,852	1.25	1.05	29.99
2018	10,639	35.53	377,974	1.86	1.05	(5.49)
2017	10,748	37.59	404,035	1.82	1.05	20.45

Mid Cap:
2021	11,187	53.54	598,934	0.62	1.05	24.30
2020	11,464	43.07	493,773	0.64	1.05	16.96
2019	13,091	36.83	482,074	0.69	1.05	22.17
2018	19,759	30.14	595,609	0.64	1.05	(15.43)
2017	20,472	35.65	729,738	0.71	1.05	19.56

Overseas:
2021	9,112	43.61	397,370	0.53	1.05	18.46
2020	9,360	36.81	344,585	0.43	1.05	14.41
2019	10,121	32.18	325,649	1.19	1.05	26.44
2018	17,063	25.45	434,217	1.56	1.05	(15.70)
2017	17,330	30.19	523,148	1.46	1.05	28.94

(Continued)

17

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Equity-Income:
2021	4,004	$25.20	$100,903	1.94%	1.05%	23.60%
2020	3,965	20.39	80,841	1.84	1.05	5.59
2019	4,218	19.31	81,452	1.31	1.05	26.12
2018	9,056	15.31	138,654	2.32	1.05	(9.25)
2017	8,855	16.87	149,399	1.73	1.05	11.72

Value Strategies:
2021	702	29.61	20,796	1.57	1.05	32.21
2020	699	22.39	15,657	1.37	1.05	7.13
2019	1,306	20.90	27,290	1.67	1.05	33.13
2018	1,442	15.70	22,642	0.98	1.05	(18.18)
2017	1,395	19.19	26,766	1.56	1.05	18.12

Dynamic Capital:
2021	408	42.85	17,463	0.41	1.05	23.33
2020	408	34.74	14,183	0.21	1.05	32.22
2019	408	26.28	10,734	0.60	1.05	28.73
2018	589	20.41	12,019	0.59	1.05	(5.88)
2017	589	21.69	12,775	0.87	1.05	22.61

Investment Grade Bond:
2021	4,462	15.79	70,470	2.06	1.05	(1.64)
2020	4,375	16.06	70,248	2.19	1.05	8.26
2019	4,181	14.83	62,018	1.74	1.05	8.53
2018	8,613	13.67	117,715	2.55	1.05	(1.57)
2017	8,115	13.89	112,696	2.43	1.05	3.14

Disciplined Small Cap:
2021	104	31.79	3,310	0.41	1.05	19.40
2020	100	26.63	2,671	0.72	1.05	17.22
2019	174	22.71	3,959	0.63	1.05	22.42
2018	391	18.55	7,260	0.87	1.05	(13.99)
2017	399	21.57	8,615	0.77	1.05	5.91

Equity Income:
2021	8,950	45.98	411,518	1.57	1.05	24.25
2020	9,122	37.01	337,568	2.33	1.05	0.13
2019	10,184	36.96	376,375	2.23	1.05	25.09
2018	14,688	29.55	433,984	2.01	1.05	(10.45)
2017	15,039	32.99	496,196	1.75	1.05	14.82

Mid-Cap Growth:
2021	647	106.66	69,053	0.00	1.05	13.66
2020	656	93.84	61,526	0.00	1.05	22.52
2019	708	76.60	54,217	0.09	1.05	29.93
2018	1,227	58.95	72,357	0.00	1.05	(3.05)
2017	1,316	60.81	80,028	0.00	1.05	23.48

(Continued)

18

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Personal Strategy Balanced:
2021	7,466	$41.19	$307,533	0.98%	1.05%	8.92%
2020	7,665	37.82	289,878	1.38	1.05	13.35
2019	8,801	33.37	293,658	1.88	1.05	18.56
2018	12,889	28.14	362,744	1.78	1.05	(6.07)
2017	13,768	29.96	412,525	1.53	1.05	16.19

Blue Chip:
2021	3,438	51.65	177,560	0.00	1.05	16.40
2020	3,457	44.37	153,391	0.00	1.05	32.88
2019	3,396	33.39	113,382	0.00	1.05	28.54
2018	12,136	25.98	315,236	0.00	1.05	0.85
2017	12,179	25.76	313,697	0.00	1.05	34.76

Limited-Term Bond:
2021	11,374	13.23	150,475	1.33	1.05	(0.91)
2020	11,014	13.35	147,058	1.97	1.05	3.62
2019	10,819	12.88	139,395	2.41	1.05	3.27
2018	27,267	12.48	340,204	2.01	1.05	0.12
2017	26,476	12.46	329,927	1.46	1.05	0.01

Prime Reserve:
2021	6,031	10.06	60,672	0.01	1.05	(1.03)
2020	6,179	10.17	62,813	0.26	1.05	(0.79)
2019	6,261	10.25	64,147	1.74	1.05	0.66
2018	10,956	10.18	111,517	1.32	1.05	0.27
2017	10,559	10.15	107,187	0.34	1.05	(0.70)

Income Securities:
2021	—	19.89	—	0.00	1.05	15.79
2020	—	17.18	—	0.00	1.05	(0.08)
2019	—	17.19	—	0.00	1.05	15.21
2018	1	14.92	5	0.00	1.05	(5.09)
2017	1	15.72	6	0.00	1.05	8.80

Small Cap Value:
2021	3,204	29.65	94,977	1.13	1.05	24.36
2020	3,152	23.84	75,140	1.70	1.05	4.31
2019	2,944	22.85	67,268	1.45	1.05	25.41
2018	6,753	18.22	123,059	1.11	1.05	(13.60)
2017	6,737	21.09	142,087	0.72	1.05	9.77

Small-Mid Cap:
2021	580	41.00	23,763	0.00	1.05	9.11
2020	583	37.58	21,910	0.00	1.05	53.91
2019	577	24.42	14,089	0.00	1.05	30.43
2018	836	18.72	15,652	0.00	1.05	(6.15)
2017	863	19.95	17,208	0.00	1.05	20.48

19

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2021 and 2020

					Ratio of
	As of December 31			Investment	expenses to
		Unit	Net	income	average	Total
	Units	value	assets	ratio (1)	net assets (2)	return (3)
Mutual Shares:
2021	495	$19.52	$9,667	3.08%	1.05%	18.28%
2020	496	16.50	8,180	3.11	1.05	(5.84)
2019	496	17.52	8,684	2.11	1.05	21.64
2018	496	14.40	7,144	2.68	1.05	(9.81)
2017	482	15.97	7,705	2.48	1.05	7.51

Global Income:
2021	87	13.67	1,186	0.00	1.05	(5.62)
2020	81	14.48	1,169	8.50	1.05	(6.06)
2019	81	15.41	1,252	6.74	1.05	1.19
2018	173	15.23	2,636	0.00	1.05	1.15
2017	175	15.06	2,637	0.00	1.05	1.10

Rising Dividends:
2021	119	37.82	4,488	1.04	1.05	25.78
2020	116	30.07	3,482	1.46	1.05	15.02
2019	112	26.15	2,930	1.48	1.05	28.24
2018	108	20.39	2,209	1.21	1.05	(5.84)
2017	175	21.65	3,780	1.72	1.05	19.60

(1)         These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Ratios presented as 0.00 may earn investment income but are recorded as such due to rounding.

(2)         These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)         These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

20